Filed Pursuant to Rule 497(b)
                                                    Registration No.: 333-156354

                           B.B. MICRO-CAP GROWTH FUND
              (formerly, the Bjurman, Barry Micro-Cap Growth Fund)
                              One Corporate Center
                            Rye, New York 10580-1422


January 22, 2009

Dear Shareholder:

The Trustees of the B.B. Micro-Cap Growth Fund (formerly, the Bjurman, Barry Micro-Cap Growth Fund) (the "B.B. Fund"), a series of The B.B. Funds (the "B.B. Trust"), have determined that it is in the best interests of the B.B. Fund and its shareholders to reorganize the B.B. Fund into the GAMCO Westwood Mighty Mites(SM) Fund (the "Mighty Mites Fund"), a series of the GAMCO Westwood Funds. Shareholders of the B.B. Fund are being asked to approve the proposed reorganization of the B.B. Fund into the Mighty Mites Fund (the "Reorganization") at a special meeting of shareholders to be held on March 16, 2009, at 10:00 a.m. (Eastern Standard Time).


Enclosed you will find various materials, including a Combined Proxy Statement/Prospectus and proxy ballot(s), for this special meeting. The materials provide you with detailed information about the Reorganization, including the reasons why the Board of Trustees of the B.B. Trust believes that the Reorganization is in the best interests of the B.B. Fund and its shareholders. The Board of Trustees of the B.B. Trust urges you to vote in favor of this Reorganization.

If the Reorganization is approved by shareholders at the special meeting, at the closing of the transaction you will receive full and fractional Class AAA Shares of the Mighty Mites Fund equal in value at the time of the exchange to the value of your shares of the B.B. Fund.


We believe that this combination will provide significant benefits to shareholders of the B.B. Fund. The Reorganization will enable shareholders to invest in a fund with substantially similar investment strategies. Combining the two funds' assets will result in the creation of a single fund with a larger asset base than the assets of the B.B. Fund alone. This greater asset size would allow shareholders to take advantage of the possible benefits of economies of scale and of spreading fixed costs across a larger asset base. Further, the Reorganization would be tax-free and would not dilute your investment.

We urge you to vote as soon as possible. Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by mail, by phone or in person. A self-addressed, postage-paid envelope has been enclosed for your convenience.

EVERY VOTE COUNTS! Please cast yours as early as possible, so that Teton Advisors, Inc., the investment adviser of the B.B. Fund, can avoid incurring additional costs in re-soliciting your vote. Teton Advisors, Inc. will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies. If you have questions, you may contact us, toll free, at 1-800-GABELLI (422-3554). If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions.

Thank you for your continued investment in the B.B. Fund and for your support in this matter.

Sincerely,


/s/ BRUCE N. ALPERT
-------------------------------------
Bruce N. Alpert
President

                           B.B. MICRO-CAP GROWTH FUND
              (formerly, the Bjurman, Barry Micro-Cap Growth Fund)


                          NOTICE OF SPECIAL MEETING OF
                          SHAREHOLDERS - MARCH 16, 2009


One Corporate Center
Rye, New York 10580-1422
1-800-GABELLI (422-3554)


     A Special Meeting of shareholders of the B.B. Micro-Cap Growth Fund (formerly, the Bjurman, Barry Micro-Cap Growth Fund) (the "B.B. Fund"), a series of The B.B. Funds (formerly, The Bjurman, Barry Funds) (the "B.B. Trust"), will be held at 10:00 a.m. (Eastern Standard Time) on March 16, 2009, at the offices of the B.B. Trust at One Corporate Center, Rye, New York 10580, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated January 22, 2009:

     1. To approve a proposed Agreement and Plan of Reorganization and Liquidation between the B.B. Fund and the GAMCO Westwood Mighty Mites(SM) Fund (the "Mighty Mites Fund"), a series of the GAMCO Westwood Funds, which contemplates the transfer to the Mighty Mites Fund of all the assets and known and disclosed liabilities of the B.B. Fund in exchange for Class AAA Shares of the Mighty Mites Fund and the distribution of such shares to the shareholders of the B.B. Fund, and the liquidation and dissolution of the B.B. Fund, and the termination of the B.B. Fund's registration under the Investment Company Act of 1940, as amended; and


     2. To transact such other business as may properly come before the meeting.


     Only shareholders of record at the close of business on January 16, 2009, are entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof.


                                         By Order of the Board of Trustees


                                         /s/ BRUCE N. ALPERT
                                         ---------------------------------------
                                         Bruce N. Alpert, Secretary


Rye, New York
January 22, 2009

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON, IF YOU ARE UNABLE TO ATTEND YOU MAY VOTE YOUR SHARES BY MAIL OR BY A TOUCH-TONE TELEPHONE.


IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


IN ORDER TO VOTE BY TELEPHONE, PLEASE SEE YOUR PROXY CARD FOR MORE INFORMATION AND THE INSTRUCTIONS. HOWEVER, IF YOU WANT TO CHANGE YOUR VOTE, YOU MAY DO SO BY USING THE PROXY CARD OR TOUCH-TONE TELEPHONE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO TETON ADVISORS, INC., THE INVESTMENT ADVISER OF THE B.B. FUND, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                       COMBINED PROXY STATEMENT/PROSPECTUS

                  RELATING TO THE ACQUISITION OF ASSETS OF THE

                           B.B. MICRO-CAP GROWTH FUND
              (formerly, the Bjurman, Barry Micro-Cap Growth Fund)

                 BY AND IN EXCHANGE FOR CLASS AAA SHARES OF THE

                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                      a series of the GAMCO WESTWOOD FUNDS

                              One Corporate Center
                            Rye, New York 10580-1422
                            1-800-GABELLI (422-3554)


     This Combined Proxy Statement/Prospectus relates to the proposed transfer to the GAMCO Westwood Mighty Mites(SM) Fund (the "Mighty Mites Fund"), a series of the GAMCO Westwood Funds, of all of the assets and known and disclosed liabilities of the B.B. Micro-Cap Growth Fund (formerly, The Bjurman, Barry Micro-Cap Growth Fund) (the "B.B. Fund"), a series of The B.B. Funds (formerly, the Bjurman, Barry Funds) (the "B.B. Trust"), in exchange for Class AAA Shares of the Mighty Mites Fund, to be distributed to the shareholders of the B.B. Fund in liquidation and dissolution of the B.B. Fund, and the termination of the B.B. Fund's registration statement under the Investment Company Act of 1940, as amended (the "Reorganization"). As a result of the Reorganization, each shareholder of the B.B. Fund would receive full and fractional Class AAA Shares of the Mighty Mites Fund equal in value at the time of the exchange to the value of such shareholder's shares of the B.B. Fund (each of the B.B. Fund and the Mighty Mites Fund is referred to below as a "Fund," and collectively as the "Funds").


     The Boards of Trustees of the Funds both believe that the Reorganization is in the best interests of the Funds and that the interests of the Funds' shareholders will not be diluted as a result of the Reorganization. If the Reorganization is approved, the effective expense ratio of your shares in the Mighty Mites Fund immediately after the closing of the transaction is expected to be lower than the effective current expense ratio of your shares in the B.B. Fund, as described in more detail below.


     For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Funds and their shareholders. The investment objectives of the Funds are substantially similar. The Mighty Mites Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities (which it defines as securities of


COMBINED PROXY STATEMENT/PROSPECTUS
companies with market capitalization of $300 million or less at the time of the Mighty Mites Fund's initial purchase). The B.B. Fund seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $30 million and $300 million at the time of investment.

     This Combined Proxy Statement/Prospectus sets forth concisely information about the Mighty Mites Fund that shareholders of the B.B. Fund should know before investing and should be read and retained by investors for future reference. Copies of the prospectus for the Mighty Mites Fund, dated January 21, 2009, and the annual report for the Mighty Mites Fund for the fiscal year ended September 30, 2008, have been filed with the Securities and Exchange Commission (the "SEC"), are enclosed herewith, and are incorporated by reference herein.

     A Statement of Additional Information dated January 22, 2009, relating to this Combined Proxy Statement/Prospectus, has been filed with the SEC and is incorporated by reference herein. A Statement of Additional Information for the Mighty Mites Fund dated January 21, 2009, containing additional and more detailed information about the Mighty Mites Fund, has been filed with the SEC and is incorporated by reference herein.

     In addition, the prospectus for the B.B. Fund dated August 1, 2008, as supplemented November 3, 2008, and November 28, 2008, which has been previously delivered to shareholders, and the Statement of Additional Information for the B.B. Fund, also dated August 1, 2008, as supplemented November 28, 2008, have been filed with the SEC and are incorporated by reference herein. The annual report for the B.B. Fund for the fiscal year ended March 31, 2008, and the semi-annual report for the B.B. Fund for the six months ended September 30, 2008, have been previously mailed to shareholders and filed with the SEC.


     Copies of these documents are available without charge and can be obtained by writing to Teton Advisors, Inc. at One Corporate Center, Rye, New York 10580, or by calling, toll free, 1-800-GABELLI (422-3554). In addition, these documents may be obtained from the EDGAR database on the SEC's Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

COMBINED PROXY STATEMENT/PROSPECTUS

This Combined Proxy Statement/Prospectus is dated January 22, 2009.


COMBINED PROXY STATEMENT/PROSPECTUS

                                TABLE OF CONTENTS


                                                                                PAGE
                                                                                ----
I. Proposal - To Approve the Agreement and Plan of Reorganization............     1
   A. Overview...............................................................     1
   B. Comparison Fee Table and Examples......................................     2
   C. Comparison of Performance..............................................     4
   D. Summary of Investment Objectives, Strategies and Risks.................     6
   E. Key Information about the Proposal.....................................    11
      1.  Summary of the Proposed Reorganization.............................    11
      2.  Description of the Mighty Mites Fund's Class AAA Shares............    11
      3.  Reasons for the Reorganization.....................................    11
      4.  Federal Income Tax Consequences....................................    17
      5.  Comparison of Shareholder Rights...................................    18
      6.  Comparison of Valuation Procedures.................................    19
      7.  Capitalization.....................................................    20
      8.  Investment Adviser and Portfolio Management........................    20
      9.  Distribution.......................................................    21
      10. Purchase and Redemption Procedures.................................    22
      11. Service Providers..................................................    25
      12. Financial Highlights...............................................    25
II. Voting Information.......................................................    28
   A. Method and Cost of Solicitation........................................    29
   B. Right of Revocation....................................................    30
   C. Voting Securities and Principal Holders................................    30
   D. Interest of Certain Persons in the Transaction.........................    32
III. Further Information about the B.B. Fund and the Mighty Mites Fund.......    33
IV. Miscellaneous Matters....................................................    33
   A. Other Business.........................................................    33
   B. Next Meeting of Shareholders...........................................    33
   C. Legal Matters..........................................................    33
   D. Independent Registered Public Accounting Firm..........................    34


COMBINED PROXY STATEMENT/PROSPECTUS

I. PROPOSAL - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A. OVERVIEW


     At a meeting held on November 11, 2008, the Board of Trustees of the B.B. Trust (the "B.B. Board"), including all of the Trustees who are not "interested persons" of the B.B. Trust (the "Independent Trustees"), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved an Agreement and Plan of Reorganization and Liquidation dated November 28, 2008 (the "Plan of Reorganization"), a copy of which is attached to this proxy statement as Appendix A. Under the Plan of Reorganization, the B.B. Fund will assign all of its assets and known and disclosed liabilities to the Mighty Mites Fund in exchange for a number of Class AAA Shares of the Mighty Mites Fund equivalent in value to shares of the B.B. Fund outstanding immediately prior to the Closing Date (as defined below). This will be followed by a distribution of those shares to B.B. Fund shareholders so that each B.B. Fund shareholder would receive shares of the Mighty Mites Fund equivalent to the value of B.B. Fund shares held by such shareholder on the date of the transaction (the "Closing Date"), currently scheduled on or about March 27, 2009, the subsequent liquidation and dissolution of the B.B. Fund, and the termination of the B.B. Trust's registration statement under the 1940 Act (this proposed transaction is referred to as the "Reorganization"). Like the B.B. Fund, the Mighty Mites Fund is a series of an open-end investment company registered with the SEC.

     If the Reorganization is approved and implemented, shareholders of the B.B. Fund will become shareholders of the Mighty Mites Fund. The B.B. Fund and the Mighty Mites Fund have the same investment adviser, Teton Advisors, Inc. ("Teton" or the "Adviser"). The Mighty Mites Fund's investment objective is substantially similar to the B.B. Fund's investment objective and the Mighty Mites Fund's principal investment strategies are substantially similar to those of the B.B. Fund, as discussed in further detail below.

     The B.B. Board recommends that the shareholders of the B.B. Fund vote "FOR" the Plan of Reorganization and the resulting Reorganization.


B. COMPARISON FEE TABLE AND EXAMPLES

     The following table shows the comparative fees and expenses of the Funds as of September 30, 2008. The table also reflects the pro forma fees for the Mighty Mites Fund after giving effect to the Reorganization, also as of September 30, 2008.

                                                     B.B. FUND    MIGHTY MITES FUND   PRO FORMA COMBINED
                                                    -----------   -----------------   ------------------
SHAREHOLDER FEES
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases       None             None                 None
   (as a percentage of the offering price)
Maximum Deferred Sales Charge (Load) Imposed on        None             None                 None
   Redemptions
   (as a percentage of sales price)
Maximum Sales Charge (Load) Imposed                    None             None                 None

COMBINED PROXY STATEMENT/PROSPECTUS

   on Reinvested Distributions
Redemption Fee                                      2.00%(1)          2.00%(3)             2.00%(3)
   (as a percentage of amount redeemed)
Exchange Fee                                        2.00%(1)(2)
   (as a percentage of amount exchanged)
ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                     1.00%             1.00%                1.00%
Distribution (12b-1) Fees                           0.25%             0.25%                0.25%
Other Expenses                                      0.44%             0.46%                0.24%
Acquired Fund Fees and Expenses(4)                    --              0.05%                0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES                1.69%(5)          1.76%                1.50%


(1) In order to discourage frequent short-term trading in its shares, the B.B. Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged within 60 days of purchase.

(2) As of December 15, 2008, the B.B. Fund is the only series of the B.B. Trust and therefore, the exchange fee is not applicable as the B.B. Fund's exchange privilege extended only to other series in the B.B. Trust.

(3) In order to discourage frequent short-term trading in its shares, the Mighty Mites Fund imposes a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven days or less after the date of purchase.

(4) Acquired Fund Fees and Expenses ("AFFE") represent the pro rata expenses indirectly incurred by the Mighty Mites Fund as a result of investing in other mutual funds that have their own expenses. AFFE are not used to calculate the Mighty Mites Fund's net asset value and therefore the ratios in the table above do not correlate to the Ratios to Average Net Assets and Supplemental Data found in the "Financial Highlights" section of the Mighty Mites Fund prospectus or to the Financial Highlights section herein.

(5) The B.B. Fund's previous investment adviser, Bjurman, Barry & Associates ("BB&A"), historically waived, on a voluntary basis, all or a portion of its fee and reimbursed certain expenses of the B.B. Fund necessary to limit total operating expenses to 1.80% of the B.B. Fund's average net assets. BB&A reserved the right to terminate or modify the waiver or any reimbursements at any time in its sole discretion. BB&A informed the B.B. Board in May 2008 that it would no longer waive its fees in respect of, or reimburse the B.B. Fund for, certain fees and expenses, including those related to the Independent Trustees' independent exploration and evaluation of strategic alternatives regarding the future of the B.B. Fund. In addition, BB&A terminated all waivers and reimbursements on October 22, 2008. Teton, the B.B. Fund's current investment adviser (since November 28,
     2008), has agreed to reduce or waive all or a portion of its investment advisory fees, and to reimburse expenses of the B.B. Fund, in order to limit certain operating expenses of the B.B. Fund to 1.80% of the average annual net assets, excluding extraordinary expenses, for the duration of the B.B. Fund's interim advisory agreement with Teton.


COMBINED PROXY STATEMENT/PROSPECTUS

EXAMPLE

     The Example below is intended to help you compare the cost of investing in the B.B. Fund with the cost of investing in the Mighty Mites Fund. The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and the operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

EXAMPLE COSTS   B.B. FUND   MIGHTY MITES FUND   PRO FORMA COMBINED
-------------   ---------   -----------------   ------------------
One Year          $  172         $  179               $  153
Three Years       $  533         $  554               $  474
Five Years        $  918         $  954               $  818
Ten Years         $1,998         $2,073               $1,791

C. COMPARISON OF PERFORMANCE


          AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31:

MIGHTY MITES FUND



                               (BAR CHART)

36.4%   3.5%   6.2%   (0.8)%   25.9%   18.7%   7.2%   19.8%   7.4%   (23.86)%
-----   ----   ----   ------   -----   -----   ----   -----   ----   --------
1999    2000   2001   2002     2003    2004    2005   2006    2007     2008

During the periods shown in the bar chart, the highest return for a quarter was 17.87% (quarter ended June 30, 1999) and the lowest return for a quarter was (16.14)% (quarter ended December 31, 2008).


Average Annual Total Returns for the Mighty Mites Fund Class AAA Shares (for the periods ended December 31, 2008) were as follows:

                                                      1 Year    5 Years    10 Years
                                                     --------   --------   --------
Mighty Mites Fund Class AAA Shares
   Return Before Taxes                               (23.86%)     4.50%      8.85%
   Return After Taxes on Distributions               (24.24%)     3.03%      6.75%
   Return After Taxes on Distributions and Sale of
      Fund Shares(1)                                 (15.16%)     4.00%      6.95%


COMBINED PROXY STATEMENT/PROSPECTUS

Russell 2000 Index(2)                                (33.79%)    (0.93%)     3.02%
Russell Microcap(TM) Index(3)                        (39.78%)    (5.44%)      N/A

----------
(1) If the Fund incurs a loss, which generates a tax benefit if you sell your shares, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(2) The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the Russell 2000 Index does not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000 Index.

(3) The Russell Microcap(TM) Index measures the performance of the Microcap segments, representing less than 3% of the U.S. equity market. You cannot invest directly in the Russell Microcap(TM) Index. The inception date for the Russell Microcap(TM) Index is July 1, 2000.

          AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31:

B.B. FUND


                               (BAR CHART)

53.26%   45.62%   19.56%   (17.54)%   66.86%   3.43%   10.78%   4.52%   (1.39)%   (52.28)%
------   ------   ------   --------   ------   -----   ------   -----   -------   --------
 1999     2000     2001      2002      2003    2004     2005    2006     2007       2008

During the periods shown in the bar chart, the highest return for a quarter was 37.92% (quarter ended December 31, 1999) and the lowest return for a quarter was (30.15)% (quarter ended December 31, 2008).

Average Annual Total Returns for the B.B. Fund (for the periods ended December 31, 2008) were as follows:

                                                      1 Year    5 Years    10 Years
                                                     --------   --------   --------
B.B. Fund
   Return Before Taxes                               (52.58%)   (10.94%)    7.47%
   Return After Taxes on Distribution(1)             (53.24%)   (13.34%)    5.71%
   Return After Taxes on Distributions and Sale of
      Fund Shares(1)(2)                              (33.35%)   (7.32%)     7.54%
Russell 2000 Growth Index(3)                         (38.54%)   (2.35%)    (0.76%)
Russell Microcap Growth Index(4)                     (44.65%)   (7.95%)      N/A

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

(2) If the Fund incurs a loss, which generates a tax benefit if you sell your shares, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(3) The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 universe that have higher price-to-book ratios and higher forecasted growth. The Russell 2000 Growth Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(4) The Russell Microcap Growth Index measures the performance of the Microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth. The

COMBINED PROXY STATEMENT/PROSPECTUS

     Russell Microcap Growth Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.


D. SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

COMPARISON OF INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

     The Mighty Mites Fund has a substantially similar investment objective as that of the B.B. Fund.

INVESTMENT OBJECTIVE

                                                     B.B. FUND                                 MIGHTY MITES FUND
                                    -------------------------------------------  -------------------------------------------
INVESTMENT OBJECTIVE                Capital appreciation through investments in  Long-term capital appreciation by
                                    the common stocks of companies whose total   investing primarily in
                                    market capitalizations at the time of        micro-capitalization equity securities.
                                    purchase are between $30 million and $300    (defined below in "Principal Investment
                                    million.                                     Strategies")

PRINCIPAL INVESTMENT STRATEGIES


     The B.B. Fund and the Mighty Mites Fund each seeks to achieve its investment objective by using the principal investment strategies discussed below. The Funds' principal strategies are substantially similar, except as noted below. The main difference in the Funds' principal investment strategies is that the B.B. Fund has a policy of investing at least 80% of its total assets in stocks of micro-cap companies and the Mighty Mites Fund has a policy to invest "primarily" in micro-cap companies. Furthermore, the Mighty Mites Fund may invest up to 25% in foreign stocks, whereas the B.B. Fund does not invest in foreign investments as a principal investment strategy. The combined fund will follow the principal investment strategies of the Mighty Mites Fund.

                                                     B.B. FUND                                 MIGHTY MITES FUND
                                    -------------------------------------------  -------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES     Under normal circumstances, invests at       Primarily invests in common stocks of
                                    least 80% of its total assets in the         smaller companies that have a market
                                    common stocks and equivalents of companies   capitalization of $300 million or less at
                                    whose total market capitalization at the     the time of the Fund's initial investment.
                                    time of purchase are generally between $30   The Fund focuses on micro-cap companies
                                    million and $300 million, and that, in the   which appear to be underpriced relative to
                                    opinion of the Adviser, have superior        their private market value, which is the
                                    earnings growth characteristics.             value the Adviser believes informed
                                                                                 investors would be willing to pay to
                                                                                 acquire the company.

INVESTMENT SELECTION                In selecting stocks, the Adviser             In selecting stocks, the Adviser

COMBINED PROXY STATEMENT/PROSPECTUS

PROCESS                             attempts to identify companies that:         attempts to identify companies that:

                                         -   have above-average sales and             -   have above-average sales and
                                             earnings growth prospects                    earnings growth prospects

                                         -   have improving balance sheet             -   have improving balance sheet
                                             fundamentals given the current               fundamentals given the current
                                             status of economic and business              status of economic and business
                                             cycles                                       cycles

                                         -   are undervalued and may                  -   are undervalued and may
                                             significantly appreciate due to              significantly appreciate due to
                                             management changes, stock                    management changes, stock
                                             acquisitions, mergers,                       acquisitions, mergers,
                                             reorganizations, tender offers,              reorganizations, tender offers,
                                             spin-offs or other significant               spin-offs or other significant
                                             events                                       events

                                         -   have new or unique products, new         -   have new or unique products, new
                                             or expanding markets, changing               or expanding markets, changing
                                             competitive or regulatory                    competitive or regulatory
                                             climates or undervalued assets or            climates or undervalued assets or
                                             franchises.                                  franchises.

                                    The Adviser also considers the stocks'       The Adviser also considers the stocks'
                                    prices and the issuers' balance sheet        prices and the issuers' balance sheet
                                    characteristics and strength of management.  characteristics and strength of management.

                                    Micro-cap companies may also be new or       Micro-cap companies may also be new or
                                    unseasoned companies which are in their      unseasoned companies which are in their
                                    very early stages of development.            very early stages of development.
                                    Micro-cap companies can also be engaged in   Micro-cap companies can also be engaged in
                                    new and emerging industries.                 new and emerging industries.

                                    Micro-cap companies are generally not        Micro-cap companies are generally not
                                    well-known to investors and have less of     well-known to investors and have less of
                                    an investor following than larger            an investor following than larger
                                    companies. The Adviser will attempt to       companies. The Adviser will attempt to
                                    capitalize on the lack of analyst            capitalize on the lack of analyst
                                    attention to micro-cap stocks and the        attention to micro-cap stocks and the
                                    inefficiency of the micro-cap market.        inefficiency of the micro-cap market.

INVESTMENT IN FOREIGN SECURITIES    The Fund does not invest in foreign          May invest up to 25% of its total assets
                                    securities as a principal investment         in foreign equity securities and in
                                    strategy; however, the Fund may invest in    European Depository Receipts or American
                                    securities of foreign issuers, either        Depository Receipts. May
                                    directly or through American

COMBINED PROXY STATEMENT/PROSPECTUS

                                    Depository Receipts.                         also invest in foreign debt securities.

INVESTMENT IN IPOS                  The Fund may invest in initial public        Typically, the Fund does not invest in
                                    offerings or IPOs.                           IPOs as a principal investment strategy;
                                                                                 however, the Fund may invest in IPOs.

DIVERSIFICATION                     The Fund is diversified.                     The Fund is diversified.

PRINCIPAL INVESTMENT RISKS

     Because of their similar investment objectives and strategies, the B.B. Fund and the Mighty Mites Fund have substantially similar risks. A discussion of the principal risks of investing in the Funds is set forth below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the prospectuses and statements of additional information of the Funds. The combined fund will have the same risks as the Mighty Mites Fund.


     FUND AND MANAGEMENT RISK. If the Adviser's judgment in selecting securities is incorrect or if the market segment in which the Funds invest falls out of favor with investors, the Funds could underperform the stock market or their peers. The Funds could also fail to meet their investment objective. When you sell the Funds' shares, they may be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

     EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.

     SMALL- AND MICRO-CAP RISK. Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

     In addition, while both Funds may invest in foreign securities, the Mighty Mites Fund has disclosed the following risk in its prospectus:

     FOREIGN SECURITIES RISK. The Mighty Mites Fund may invest up to 25% of its total assets in foreign equity securities and in European Depository Receipts or American Depository Receipts. The Mighty Mites Fund may also invest in foreign debt securities. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their

COMBINED PROXY STATEMENT/PROSPECTUS
economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation.

     Foreign securities may be denominated in foreign currencies. Therefore, the value of the Mighty Mites Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Mighty Mites Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Mighty Mites Fund may be exposed to currency risks over an extended period of time.

     In addition, the B.B. Fund has disclosed the following risks in its prospectus:

     IPO RISK. The B.B. Fund may invest in initial public offerings, or IPOs. The risks associated with IPOs include short earnings histories, competitive conditions and reliance on a limited number of product lines and financial resources. There is also no guarantee that the B.B. Fund will continue to have access to the types of IPOs that have previously contributed to its performance or that any IPO will perform as well as previous IPOs.

     DIVERSIFICATION RISK. Diversifying a mutual fund's portfolio can reduce the inherent risks of investing by limiting the portion of your investment in any one issuer or industry. Less diversified mutual funds may be more sensitive to changes in the market value of a single issuer or industry. The B.B. Fund may present greater risk than is usually associated with more widely diversified mutual funds because the B.B. Fund may invest in as few as 50 issuers.


     The Mighty Mites Fund is not subject to IPO risk to the same extent as the B.B. Fund might be since the Mighty Mites Fund does not invest in IPOs as a principal investment strategy. The Mighty Mites Fund is also not subject to diversification risk as the Mighty Mites Fund's portfolio is generally more widely diversified than that of the B.B. Fund.


DISCLOSURE OF PORTFOLIO HOLDINGS

     The portfolio holdings policy for the Mighty Mites Fund is identical to that of the B.B. Fund. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Statement of Additional Information for each of the Funds.

INVESTMENT RESTRICTIONS AND LIMITATIONS


     A chart comparing all of the fundamental and non-fundamental investment restrictions of the Mighty Mites Fund with those of the B.B. Fund is attached as Appendix B. The main difference between

COMBINED PROXY STATEMENT/PROSPECTUS
the investment restrictions of the B.B. Fund and the Mighty Mites Fund is that the B.B. Fund has a 15% industry concentration policy, whereas the Mighty Mites Fund has a 25% industry concentration policy. In addition, the B.B. Fund has a stricter portfolio diversification policy than the Mighty Mites Fund. The combined fund will follow the investment restrictions and limitations of the Mighty Mites Fund.

LEGAL PROCEEDINGS

     On April 24, 2008, Gabelli Funds, LLC ("Gabelli Funds"), an affiliate of Teton, entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Gabelli Funds had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, Gabelli Funds, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement will not have a material adverse impact on Gabelli Funds or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of Gabelli Funds, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Funds. The officer denies the allegations and is continuing in his positions with Gabelli Funds and other funds in the Gabelli/GAMCO fund complex, including the Funds. Teton currently expects that any resolution of the action against the officer will not have a material adverse impact on Teton or its ability to fulfill its obligations under the investment advisory agreements with the Funds.


E. KEY INFORMATION ABOUT THE PROPOSAL

     The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan of Reorganization, which is attached to this Proxy Statement/Prospectus in APPENDIX A.

     1. SUMMARY OF THE PROPOSED REORGANIZATION

     On November 11, 2008, the Board of the B.B. Trust, on behalf of the B.B. Fund, approved the Plan of Reorganization, which contemplates the transfer to the Mighty Mites Fund of all of the assets and known and disclosed liabilities of the B.B. Fund solely in exchange for Class AAA Shares of beneficial interest of the Mighty Mites Fund. Following the transfer, Class AAA Shares of the Mighty Mites Fund will be distributed to shareholders of the B.B. Fund in liquidation of the B.B. Fund and the B.B. Fund will subsequently be dissolved. In connection therewith, the B.B. Trust will terminate its registration under the 1940 Act by filing the appropriate application with the SEC.

     Both Funds are equity funds with substantially similar investment objectives and strategies. Both Funds are managed by Teton. The Funds' Boards and the Adviser recognize that greater economies of

COMBINED PROXY STATEMENT/PROSPECTUS
scale and efficiencies can be attained by combining the assets of the Funds and that since the investment objectives are substantially identical, such a combination would not materially alter the nature of the B.B. Fund's shareholders' investment.

     As a result of the Reorganization, each shareholder of the B.B. Fund will receive full and fractional shares of Class AAA Shares of the Mighty Mites Fund equal in value at the time of the Reorganization to the value of such shareholder's shares of the B.B. Fund. The B.B. Trust's Board has determined that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. For the reasons set forth below under "Reasons for the Reorganization," the B.B. Trust's Board, on behalf of the B.B. Fund, including the Independent Trustees, concluded that the Reorganization would be in the best interest of the shareholders of the B.B. Fund and recommends approval of the Plan of Reorganization.

     2. DESCRIPTION OF THE MIGHTY MITES FUND'S CLASS AAA SHARES

     The Mighty Mites Fund's Class AAA Shares to be issued to the B.B. Fund's shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Mighty Mites Fund's Class AAA Shares will be sold and redeemed based upon the net asset value ("NAV") per share of the Mighty Mites Fund Class AAA Shares next determined after receipt of the purchase or redemption request, as described in the Mighty Mites Fund's Prospectus.

     3. REASONS FOR THE REORGANIZATION

     The recommendation of the B.B. Board with respect to the Reorganization of the B.B. Fund arose from discussions of strategic alternatives for the B.B. Trust, of which the B.B. Fund is a separate series) over a period of several years, as described below. As a result of those discussions, the B.B. Board and BB&A mutually agreed that the previous investment advisory agreement between the B.B. Trust and BB&A with respect to the B.B. Fund should not be renewed after the expiration of the term of the agreement on November 28, 2008, and the Independent Trustees selected Teton as the interim investment adviser to the B.B. Fund pending shareholder approval of the Reorganization. The B.B. Board also approved the liquidation of the other two series of the B.B. Trust, the Bjurman, Barry Mid Cap Growth Fund (the "Mid Cap Fund") and the Bjurman, Barry Small Cap Growth Fund (the "Small Cap Fund"), which were liquidated on December 15, 2008.

BOARD DISCUSSIONS FROM JUNE 2006 - MARCH 2008

     As a result of discussions at meetings of the B.B. Board and its Committees, in June 2006 the Independent Trustees developed and provided to BB&A a list of strategic issues of concern related to the future operations of the B.B. Trust. These concerns included matters such as the impact of increasing shareholder redemptions from the B.B. Fund on its investment results (the assets of the B.B. Fund had declined from approximately $822 million in March 2004 to approximately $505 million in June 2006); BB&A's short-range and long-range plans for marketing and distribution of the B.B. Fund, the Mid Cap Fund and the Small Cap Fund; and the long-term viability of the Mid Cap Fund and the Small Cap Fund (which had assets of only $7.6 million and $26 million respectively as of June 2006).

     The B.B. Board recognized that many of these issues would be resolved by improved investment performance and that the market environment had not been favorable for BB&A's growth-oriented

COMBINED PROXY STATEMENT/PROSPECTUS
investment approach. Accordingly, the B.B. Board continued to discuss these matters at subsequent meetings of the B.B. Board and its Committees.

BB&A'S MARCH 2008 REORGANIZATION PROPOSAL


     At a special meeting of the B.B. Board on March 27, 2008, BB&A informed the Independent Trustees that, in response to the Independent Trustees' concerns, BB&A had concluded that the B.B. Trust and BB&A would benefit if BB&A were able to identify a suitable strategic partner that would provide the B.B. Trust greater economic and administrative strength than that of BB&A alone, while continuing BB&A's management of the B.B. Trust. BB&A informed the Independent Trustees that it had undertaken efforts beginning in August 2006 to identify such a partner, and had tentatively agreed on the terms of a transaction with an experienced investment management firm that was currently managing assets in excess of $4 billion, including assets of three mutual fund portfolios (the "Proposed Manager"). The proposed transaction, which was subject to approval by the Independent Trustees and the shareholders of the B.B. Trust, contemplated the appointment of the Proposed Manager as the investment adviser to the B.B. Trust in place of BB&A, and the appointment of BB&A as a sub-adviser to carry out day-to-day portfolio management of the B.B. Trust, without change in the aggregate advisory fees paid by the B.B. Trust.


     The Independent Trustees carefully considered the proposed transaction. They received a presentation by executives of the Proposed Manager and by BB&A; with respect to the proposed transaction at the March Board meeting; discussed the potential advantages of the proposed transaction with BB&A requested additional information about the Proposed Manager and the process that had resulted in selection of the Proposed Manager; and appointed a Special Committee of two Independent Trustees who visited with executives of the Proposed Manager and directors of its mutual funds at its principal offices. The Special Committee also held informal discussions with a number of consulting firms about other possible alternatives for the B.B. Trust and the costs of obtaining professional consulting assistance to explore those alternatives.

     After consideration of the proposed transaction, the process which had resulted in identification of the Proposed Manager, and possible alternatives, the Independent Trustees informed BB&A at a meeting of the B.B. Board on May 14, 2008, that they were not in a position to approve the proposed transaction with the Proposed Manager because they believed that it did not appear to provide significant tangible benefits to the B.B. Trust's shareholders and because the Independent Trustees did not have a fully informed view about other possible alternatives.

INDEPENDENT TRUSTEE REVIEW OF ALTERNATIVE TRANSACTIONS

     Thereafter, the Independent Trustees met on numerous occasions, with the assistance of counsel to the B.B. Trust and the Independent Trustees, to discuss and evaluate strategic alternatives for the B.B. Trust:

     - The members of the Special Committee met with management of BB&A in June 2008 to discuss a variety of matters regarding operation of the B.B. Trust, including among other things the reasons for the Independent Trustees' conclusions about the proposed transaction and various possible methods of improving the benefits of the transaction to the B.B. Trust's shareholders. At the Independent Trustees' request, representatives of BB&A discussed with the Proposed Manager ways of providing additional benefits to the B.B. Trust's shareholders. However, the Proposed Manager declined to propose any such additional benefits.

COMBINED PROXY STATEMENT/PROSPECTUS

     - At a special meeting of the B.B. Board on July 23, 2008, the B.B. Board considered a written report on the costs and benefits of alternative strategic transactions for the B.B. Trust prepared by BB&A at the request of the Independent Trustees. These alternatives included reorganization of the B.B. Trust with a fund group managed by a third party adviser, reorganization pursuant to an arrangement for continuation of BB&A's services to the B.B. Trust as a sub-adviser, merger of the Small Cap and Mid Cap Funds, liquidation of the B.B. Trust, and maintenance of the status quo. At that meeting, BB&A informed the Independent Trustees that, in view of the small size of the B.B. Trust and continuing redemptions by shareholders of the B.B. Fund (the assets of which had declined to approximately $145 million), BB&A did not believe that the B.B. Trust would be able to compete effectively in the mutual fund marketplace in the future, and that maintenance of the status quo was not a viable option. The Independent Trustees (i) requested that BB&A contact a number of "multiple series trusts" sponsored by mutual fund administrators to determine whether reorganization of one or more series of the B.B. Trust into newly organized series of such a trust, managed by BB&A, would result in significant expense savings to the shareholders of the B.B. Trust, and
          (ii) authorized retention of an experienced consulting firm identified by the Special Committee, to contact a select list of potential mutual fund managers that might be interested in a transaction with respect to the B.B. Trust (whether or not BB&A would continue to manage the B.B. Trust).

     - At a meeting of the B.B. Board on August 12, 2008, the B.B. Board considered management's report on its contacts with various "multiple series trust" sponsors. The Independent Trustees concluded that although reorganization of the B.B. Trust into such a trust might provide some expense reductions, it would not resolve issues related to distribution of the B.B. Trust.

     - During August and September 2008, under the supervision of the Independent Trustees, the Special Committee and its consultant identified 31 potential fund companies not previously contacted by BB&A, and made inquiries of 19 of those companies identified as having possible interest in a transaction with respect to the B.B. Trust. The Special Committee received letters of interest from eight of those companies. During this period the Independent Trustees held four meetings with their consultant and with counsel to review and evaluate the letters of interest.

     - At a special meeting of the B.B. Board on October 1, 2008, the Independent Trustees recommended that management of BB&A contact three of the fund managers who had expressed interest to obtain additional information from them. At a special meeting of the B.B. Board on October 8, 2008, management of BB&A reported that it had briefly contacted each of the three fund managers identified by the Independent Trustees and, although a transaction with any of the managers offered compensation to BB&A, BB&A did not believe it was in the best interest of the B.B. Trust or its shareholders to pursue further discussions with any of them. BB&A also indicated that it had concluded it did not wish to continue to manage the B.B. Trust after the expiration of the current term of its advisory agreements on November 28, 2008.

COMBINED PROXY STATEMENT/PROSPECTUS

     - After further discussion with the Special Committee and its consultant, the Independent Trustees selected GAMCO Investors, Inc. ("GAMCO"), the parent company of Teton, and one other substantial investment adviser, both of which currently managed successful micro-cap mutual funds, for final evaluation. The Special Committee requested further information from the two finalists and on October 21, 2008, all of the Independent Trustees and counsel met with representatives of each finalist in person to discuss their investment philosophies, management capabilities, and other relevant matters.

     - As a result of those meetings, the Independent Trustees unanimously determined that it would be in the best interest of the B.B. Trust to liquidate the Small Cap Fund and the Mid Cap Fund and to retain Teton, a subsidiary of GAMCO, as investment adviser to the B.B. Fund at the end of the current term of the B.B. Fund's agreement with BB&A. Teton thereafter concluded that it could best manage the assets of the B.B. Fund if the B.B. Fund were reorganized into the Mighty Mites Fund. In evaluating this conclusion, the Independent Trustees met on October 29, 2008, to consider such a reorganization and to review responses to information requested on their behalf by counsel with respect to the Mighty Mites Fund, and also conducted a telephonic interview with the lead independent director of the Mighty Mites Fund.

BOARD CONSIDERATIONS WITH RESPECT TO THE REORGANIZATION


     At a meeting of the B.B. Board on October 31, 2008, the B.B. Board approved
(i) by unanimous vote, the liquidation of the Mid Cap and Small Cap Funds, and
(ii) by unanimous vote of the four members then serving as Independent Trustees, and with the two members of the B.B. Board who were affiliated with BB&A abstaining as they had not participated in the selection process, a letter of intent with GAMCO for the appointment of Teton to act as interim investment adviser to the B.B. Fund commencing on November 28, 2008, for a period of up to 150 days, as permitted by SEC rules, and for the proposed Reorganization of the B.B. Fund into the Mighty Mites Fund by the end of that period, subject to approval of the shareholders of the B.B. Fund. Thereafter, at a meeting of the B.B. Board on November 12, 2008, the B.B. Board (with the two members affiliated with BB&A abstaining) approved an interim investment advisory agreement with Teton and the Plan of Reorganization with the Mighty Mites Fund.


     The Independent Trustees considered a number of factors in determining that the proposed Reorganization would be in the best interest of the B.B. Fund and its shareholders, and that the interests of the B.B. Fund's existing shareholders would not be diluted as a result of the proposed Reorganization, including the following:

          1. The Independent Trustees and BB&A mutually agreed that the previous investment advisory agreement between the B.B. Fund and BB&A should not be renewed after the expiration of the term of the agreement on November 28, 2008.

          2. Based on their review of the alternatives available to the B.B. Fund and information provided by GAMCO with respect to Teton and the Mighty Mites Fund, the Independent Trustees unanimously determined that it would be in the best interests of the B.B. Fund and its shareholders to obtain the services of Teton as investment adviser to the B.B. Fund while it solicits shareholder

COMBINED PROXY STATEMENT/PROSPECTUS
     approval with respect to the proposed Reorganization. In making this determination, the Independent Trustees considered a variety of factors, including the following:

          INVESTMENT OBJECTIVES AND STRATEGIES. As described above, the Independent Trustees considered that the investment objectives and strategies of the Mighty Mites Fund were substantially similar to those of the B.B. Fund, including their mutual focus on seeking capital appreciation from investing in micro cap stocks.

          NATURE, EXTENT AND QUALITY OF SERVICES. The Independent Trustees considered the depth and quality of Teton's investment management process, including its extensive research capabilities; the experience of Teton's senior management and other personnel; the overall financial strength, size, stability and reputation of GAMCO; the nature, extent and quality of administrative, compliance and shareholder services available to the Mighty Mites Fund from Teton and its affiliates; and the benefits to B.B. Fund shareholders from investing in a fund that is part of a larger family of funds. The Independent Trustees concluded that the nature, extent and quality of the services proposed to be provided by Teton and the Mighty Mites Fund would benefit the B.B. Fund and its shareholders.


          INVESTMENT RESULTS. The Independent Trustees considered the investment results of the Mighty Mites Fund. They noted that the performance of the Mighty Mites Fund was substantially better than that of the B.B. Fund for the one-, three-, and five-year periods ended June 30, 2008. They also noted that the performance of the Mighty Mites Fund was substantially better than the results of the Russell 2000 Index for all these periods and since inception of the Mighty Mites Fund in May 1998, better than the results of the Russell MicroCap Index for all such periods since the inception of that Index, and well above the average of a peer group of funds identified by Lipper Inc. for such periods; and that the Mighty Mites Fund had a five-star Morningstar rating. The Independent Trustees concluded that Teton's record in managing the Mighty Mites Fund could significantly benefit the shareholders of the B.B. Fund.


          ADVISORY FEES AND TOTAL EXPENSES. The Independent Trustees compared the advisory fee and total expense ratios of the Mighty Mites Fund to those of the B.B. Fund and other relevant funds. The Independent Trustees noted that Teton's advisory fee was the same as that of BB&A. They noted that on October 22, 2008, BB&A had terminated its voluntary agreement to waive all or a portion of its fees, and to reimburse expenses of the B.B. Fund, in order to limit certain operating expenses of the B.B. Fund to 1.80% of the average annual net assets, and that the total expenses of the Mighty Mites Fund (as of the date of their meeting) were less than those of the B.B. Fund. The Independent Trustees also considered the pro forma expense ratio of the combined Mighty Mites Fund after the Reorganization, noting that the total pro forma expense ratio of the combined fund would be less than that of the B.B. Fund. They noted that based on their review of data in connection with past renewals of the B.B. Fund's Agreement with BB&A, the advisory fees and projected expenses of the Mighty Mites Fund were at or below the medians for comparable funds. The Independent Trustees further considered that the Mighty Mites Fund's greater

COMBINED PROXY STATEMENT/PROSPECTUS
          distribution capabilities could potentially increase overall fund assets thereby enabling B.B. Fund shareholders to benefit from certain economies of scale after the Reorganization.

          The Independent Trustees noted that Teton's advisory fee structure did not include fee breakpoints. However, they considered that such breakpoints were of limited value as any potential economies of scale in the operation of the Mighty Mites Fund were limited by the likely need to close the Mighty Mites Fund to further investment at some point in the future given the constraints of any adviser's ability to manage assets in the micro-cap sector of the stock market. They also reviewed information regarding the pre-tax operating margins of Teton with respect to its advisory services to the Mighty Mites Fund. The Independent Trustees concluded that the Mighty Mites Fund's cost structure was fair and reasonable in relation to the services provided by Teton, and that the shareholders of the B.B. Fund would receive reasonable value in return for the advisory fees paid by the Mighty Mites Fund.

          ANCILLARY BENEFITS. The Independent Trustees considered a variety of other benefits received by Teton and its affiliates as a result of Teton's relationship with the Mighty Mites Fund, including compensation paid to Gabelli & Company, Inc., a broker-dealer affiliate of Teton which acts as distributor of the Mighty Mites Fund's shares and executes some portfolio transactions for the Mighty Mites Fund; the benefits of "soft dollar" research and other services obtained, if any, by Teton from broker-dealers in return for allocating Mighty Mites Fund brokerage transactions to such broker-dealers; and other possible ancillary benefits to Teton and its affiliates as a result of their relationship to the Mighty Mites Fund. The Independent Trustees took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to Teton by the Mighty Mites Fund.

          OTHER FACTORS. The Independent Trustees considered the terms and conditions of the Reorganization, including that the Reorganization would not be a taxable transaction to the shareholders of the B.B. Fund. They further noted that Teton has agreed to bear the expenses of the Special Meeting (including legal, proxy and solicitation expenses), reimburse the B.B. Fund for legal fees incurred over several weeks (up to a maximum of $10,000) with respect to the preparation of the letter of intent between the B.B. Trust (on behalf of the B.B. Fund) and Teton, and bear any expenses payable by the B.B. Fund in connection with its current accounting, administration, transfer agency and/or custodian agreements that may be triggered by the termination of any such agreements in connection with the proposed Reorganization.

     On December 3, 2008, the two members of the B.B. Board affiliated with BB&A, and one of the Independent Trustees, resigned. For the reasons described above, the current members of the B.B. Fund Board, all of whom are Independent Trustees, unanimously recommends a vote IN FAVOR of the proposed Plan of Reorganization and the resulting Reorganization.

     4. FEDERAL INCOME TAX CONSEQUENCES


     Each Fund intends to qualify, as of the Closing Date, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each of the Funds have been, and expect to continue to be, relieved of all or substantially all federal income taxes. The exchange of the

COMBINED PROXY STATEMENT/PROSPECTUS
assets of the B.B. Fund for shares of Mighty Mites Fund and the assumption by the Mighty Mites Fund of the liabilities of the B.B. Fund, and the liquidation of the B.B. Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. As a condition to the closing of the proposed transaction, the Funds will each receive an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Funds, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

          (1) The transfer of all of the assets and liabilities of the B.B. Fund to the Mighty Mites Fund in exchange for shares of the Mighty Mites Fund and the distribution to shareholders of the B.B. Fund of shares of the Mighty Mites Fund, as described in the Plan, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the B.B. Fund and the Mighty Mites Fund each will be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) No gain or loss will be recognized by the B.B. Fund upon (a) the transfer of its assets and liabilities to the Mighty Mites Fund in exchange for the issuance of shares of the Mighty Mites Fund to the B.B. Fund and the assumption by the Mighty Mites Fund of the B.B. Fund's liabilities, if any, and (b) the distribution by the B.B. Fund to its shareholders of shares of the Mighty Mites Fund received as a result of the Reorganization (Sections 361(a), 354(a) and 357(a) of the Code);

          (3) No gain or loss will be recognized by the Mighty Mites Fund upon its receipt of the assets and liabilities of the B.B. Fund in exchange for the issuance of shares of the Mighty Mites Fund to the B.B. Fund and the assumption by the Mighty Mites Fund of the B.B. Fund's liabilities, if any (Section 1032(a) of the Code);

          (4) The tax basis of the Mighty Mites Fund shares received by a shareholder of the B.B. Fund will be the same as the tax basis of the shareholder's B.B. Fund shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

          (5) The tax basis of the Mighty Mites Fund in the assets and liabilities of the B.B. Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the B.B. Fund immediately before the Reorganization (Section 362(b) of the Code);

          (6) The tax holding period for the shares of the Mighty Mites Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the B.B. Fund exchanged therefor, provided that the shareholder held such shares of the B.B. Fund as capital assets;

          (7) The tax holding period for the Mighty Mites Fund with respect to the assets and liabilities of the B.B. Fund received in the Reorganization will include the period for which such assets and liabilities were held by the B.B. Fund (Section 1223(2) of the Code); and

COMBINED PROXY STATEMENT/PROSPECTUS

          (8) the B.B. Fund's shareholders will not recognize gain or loss upon the exchange of their shares of the B.B. Fund for shares of the Mighty Mites Fund as part of the Reorganization.

SHAREHOLDERS OF THE B.B. FUND SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE EFFECT, IF ANY, OF THE REORGANIZATION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES, INCLUDING STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE REORGANIZATION.

     The opinion of Paul, Hastings, Janofsky & Walker LLP is based on the Code, Treasury Regulations promulgated thereunder, administrative pronouncements and judicial interpretations thereof, in each case as in effect on the date thereof, all of which are subject to change. An opinion of counsel merely represents counsel's best judgment with respect to the probable outcome on the merits and is not binding on the Internal Revenue Service or the courts. Accordingly, there can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect.

     Teton reserves the right to sell portfolio securities and/or purchase other securities for the B.B. Fund before the Reorganization, to the extent necessary so that the asset composition of the B.B. Fund is consistent with the investment strategies, policies and restrictions of the Mighty Mites Fund. To the extent the B.B. Fund sells securities at a net gain, current shareholders may receive a capital gain distribution. It is expected that in the regular course of its management of the B.B. Fund's portfolio, Teton will engage in such transactions before the consummation of the Reorganization.

     The B.B. Fund has no capital loss carryovers as of September 30, 2008.


     5. COMPARISON OF SHAREHOLDER RIGHTS

     Set forth below is a discussion of the material differences between the B.B. Fund and the rights of its shareholders, and the Mighty Mites Fund and the rights of its shareholders.

     GOVERNING LAW. The B.B. Fund is a separate series of the B.B. Trust, which is organized as a Delaware statutory trust. The Mighty Mites Fund is a separate series of the GAMCO Westwood Funds, which is organized as a Massachusetts business trust. The B.B. Fund and Mighty Mites Fund are each authorized to issue an unlimited number of shares of beneficial interest. Each of the B.B. Trust's and GAMCO Westwood Fund's operations are governed by their respective trust instruments, as amended, by-laws and applicable state laws.


     SHAREHOLDER LIABILITY. Under Delaware law, shareholders of a statutory trust are generally afforded by statute the same limited liability as corporate shareholders and are permitted liberal indemnification rights. The risk of a shareholder of the B.B. Fund incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the B.B. Fund itself is unable to meet its obligations. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the GAMCO Westwood Funds' Amended and Restated Trust Agreement provides that in the case any shareholder or former shareholder is held personally liable solely by reason of his being or having

COMBINED PROXY STATEMENT/PROSPECTUS
been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the GAMCO Westwood Funds to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Agreement also provides that the GAMCO Westwood Funds, upon request, will cause its counsel to assume the defense against any claim which, if successful, would result in an obligation of the GAMCO Westwood Funds to indemnify the shareholder. Thus, the Mighty Mites Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Mighty Mites Fund itself would be unable to meet its obligations.

     BOARD OF TRUSTEES. The Reorganization will result in a change in the Board of Trustees because the trustees of the GAMCO Westwood Funds are different than the trustees of the B.B. Trust. The Board of the B.B. Trust currently has three independent trustees. For more information, refer to the Statement of Additional information dated August 1, 2008, for the B.B. Trust, as supplemented November 28, 2008, which is incorporated by reference into this Combined Proxy Statement/Prospectus. The Board of Trustees of the GAMCO Westwood Funds has four independent trustees. For more information, refer to the Statement of Additional Information dated January 21, 2009, for the Mighty Mites Fund, which is incorporated by reference into this Combined Proxy Statement/Prospectus.


     6. COMPARISON OF VALUATION PROCEDURES

     The B.B. Fund and the Mighty Mites Fund have adopted the same pricing procedures:

     The NAV of the Funds' shares is calculated on each day the New York Stock Exchange ("NYSE") is open. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


     Each Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. NAV is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its shares by the total number of shares outstanding at the time the determination is made (with respect to the Mighty Mites Fund, the net assets and liabilities attributable to the Class AAA Shares). The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made after the time as of which the purchase or redemption order is received in proper form.


     Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked

COMBINED PROXY STATEMENT/PROSPECTUS
prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Fund's Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Fund's Board of Trustees if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Trustees determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Fund's Board of Trustees. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

7. CAPITALIZATION


     The following table sets forth as of September 30, 2008: (1) the unaudited capitalization of the B.B. Fund and the unaudited capitalization of the Mighty Mites Fund, and (2) the unaudited pro forma combined capitalization of the Mighty Mites Fund assuming the Reorganization has been approved and consummated. If the Reorganization is consummated, the capitalizations are likely to be different on March 27, 2009, as a result of daily share purchase and redemption activity in the Funds and changes in NAV per share.


                                       NET ASSETS    SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
                                      ------------   ------------------   --------------------------
B.B. FUND                             $124,560,295       11,616,238                 $10.72
MIGHTY MITES FUND (ALL CLASSES)       $ 67,675,229        5,076,761                 $13.41
                                                                           (Class AAA shares only)
MIGHTY MITES FUND                     $ 55,808,414        4,162,260                 $13.41
   (CLASS AAA SHARES ONLY)

COMBINED PROXY STATEMENT/PROSPECTUS

   Adjustment*                                  --       (2,328,184)
PRO FORMA OF MIGHTY MITES FUND (ALL   $192,235,524       14,364,815                 $13.41
   CLASSES)                                                                  (Class AAA shares only)
PRO FORMA OF MIGHTY MITES FUND        $180,368,709       13,450,314                 $13.41
   (CLASS AAA SHARES
   ONLY)


* Reflects the decrease in the number of Class AAA Shares of the Mighty Mites Fund to be issued to B.B. Fund shareholders as a result of the difference between the NAV of the B.B. Fund and the NAV of the Class AAA Shares of the Mighty Mites Fund.


     8. INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

     Teton, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to both Funds. Teton makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of each Fund's Board of Trustees. Teton is a Delaware corporation. Teton is a subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange.

     As compensation for its services and the related expenses that Teton bears, Teton is contractually entitled to an advisory fee, computed daily and payable monthly, at annual rate of 1.00% of each Fund's average daily net assets. The advisory fee (after waivers/reimbursement of expenses) paid by the Mighty Mites Fund for the fiscal year ended September 30, 2008, was 1.00% of the Mighty Mites Fund's average daily net assets. Until November 28, 2008, BB&A was the B.B. Fund's investment adviser and for the fiscal year ended March 31, 2008, BB&A was paid an advisory fee of 1.00% of the B.B. Fund's average net assets.

     PORTFOLIO MANAGEMENT


     Mario J. Gabelli, Walter K. Walsh, and Laura Linehan are primarily responsible for the day-to-day management of the Funds and have been portfolio managers of the Mighty Mites Fund since its inception. Mario J. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GBL and its affiliates since their organization. Walter K. Walsh was Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is a compliance consultant. Ms. Linehan previously worked in the Alternative Investment Group of GBL. Prior to that, she was Director of Research and Portfolio Manager for the Mighty Mites Fund and various other small-cap portfolios until March 2003.


     9. DISTRIBUTION

     Foreside Distribution Services, L.P. (the "Distributor") is the exclusive agent for distribution of shares of the B.B. Fund. The Distributor is obligated to sell the shares of the B.B. Fund on a best efforts

COMBINED PROXY STATEMENT/PROSPECTUS
basis only against purchase orders for the shares. Shares of the B.B. Fund are offered to the public on a continuous basis at NAV. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Under a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, as amended, the B.B. Fund is authorized to reimburse the Adviser, the Distributor or others for all expenses incurred by such parties in the promotion and distribution of shares of the B.B. Fund up to 0.25% per year of the average daily net assets of the B.B. Fund. The B.B. Fund's 12b-1 Plan is a reimbursement plan, which means that the fees paid by the B.B. Fund under the plan are intended to reimburse the recipient for services rendered.

     Gabelli & Company, Inc. ("Gabelli & Company"), a registered broker-dealer and member of FINRA, acts as the distributor for the Mighty Mites Fund. As such, Gabelli & Company is responsible for all purchases, sales, redemptions and other transfers of shares of the Mighty Mites Fund. As distributor, Gabelli & Company also provides certain administrative services for the Mighty Mites Fund. Shares of the Mighty Mites Fund are offered for sale on a continuous basis at NAV. Under a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, as amended, the Mighty Mites Fund is authorized to pay 0.25% per year of the average daily net assets to finance the distribution of the Mighty Mites Fund shares. The Mighty Mites Fund's 12b-1 Plan is a compensation plan, which means that the fees paid by the Mighty Mites Fund under the plan are intended to compensate for services rendered, regardless of expenses actually incurred.

     10. PURCHASE AND REDEMPTION PROCEDURES

PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES

     Procedures for the purchase, exchange and redemption of shares of the B.B. Fund and the Mighty Mites Fund are substantially similar and the Mighty Mites Fund procedures will remain in place for the combined fund. Shareholders should refer to the Mighty Mites Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the B.B. Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares of each of the Funds. In addition to the policies described therein, certain fees may be assessed in connection with the exchange and redemption of shares. See "Comparison Fee Table and Examples" above.


     The minimum initial investment for the B.B. Fund and the Mighty Mites Fund are shown below. Both Funds have the right to waive account minimums if it is economically feasible and determined to be in the best interests of the Funds' shareholders. Each Fund has the right to reject any purchase order or limit or suspend the offering of its shares. The B.B. Fund shareholders will not be subject to the $10,000 requirement to open an account with the Mighty Mites Fund; however, they will be subject to the other account minimums of the Mighty Mites Fund shown below.


                               TO OPEN AN    MINIMUM
FUND/CLASS                       ACCOUNT    ADDITION    MINIMUM BALANCE
----------                     ----------   ---------   ---------------
B.B. FUND                         $1,000       None         $1,000
   IRAs                           $1,000       None         $1,000
   Automatic Investment Plan      $1,000       $100         $1,000

COMBINED PROXY STATEMENT/PROSPECTUS

MIGHTY MITES FUND                $10,000       None         $1,000
   IRAs                          $10,000       None           None
   Automatic Investment Plan        None       $100           None

REDEMPTION INFORMATION


Differences in the redemption fees that apply to the Funds are as follows:


MIGHTY MITES FUND

     You can redeem shares of the Mighty Mites Fund on any day the NYSE is open. The Mighty Mites Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Mighty Mites Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Mighty Mites Fund to suspend redemptions.


     The Mighty Mites Fund redeems its shares based on the NAV next determined after the time as of which the Mighty Mites Fund receives a redemption request in proper form. See "Pricing of Fund Shares" in the Mighty Mites Fund prospectus for a description of the calculation of NAV.

     The Mighty Mites Fund is intended for long-term investors and not for those who wish to trade frequently in Mighty Mites Fund shares. The Mighty Mites Fund believes that excessive short-term trading of Mighty Mites Fund shares creates risks for the Mighty Mites Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Mighty Mites Fund shares. In addition, because the Mighty Mites Fund may invest in foreign securities traded primarily on markets that close prior to the time as of which the Mighty Mites Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Mighty Mites Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Mighty Mites Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Mighty Mites Fund shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Mighty Mites Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Mighty Mites Fund believes are the fair values of these foreign securities at the time the Mighty Mites Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.


COMBINED PROXY STATEMENT/PROSPECTUS

     In addition, the Mighty Mites Fund invests in small capitalization and micro-capitalization securities. Such securities are typically less liquid and more thinly-traded than securities of large capitalization issuers. Developments affecting the issuer of the thinly-traded or less liquid security will not be reflected in its market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Mighty Mites Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of the Mighty Mites Fund shares.


     In order to discourage frequent short-term trading in its shares, the Mighty Mites Fund imposes a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven days or less after the date of a purchase (the "Redemption Fee"). The Redemption Fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The Redemption Fee is not a sales charge; it is retained by the Mighty Mites Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the Redemption Fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Mighty Mites Fund's exchange privilege. The Redemption Fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Mighty Mites Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Mighty Mites Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place.

     While the Mighty Mites Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Mighty Mites Fund with information relating to its customers investing in the Mighty Mites Fund through non-disclosed or omnibus accounts, the Mighty Mites Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Mighty Mites Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Mighty Mites Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Mighty Mites Fund's policies. Subject to the exclusions discussed above, the Mighty Mites Fund seeks to apply these policies uniformly.

     The Mighty Mites Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Mighty Mites Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Mighty Mites Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Mighty Mites Fund has adopted a policy of seeking to minimize short-term trading of its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

B.B. FUND


     The B.B. Fund is intended to be a long-term investment. Excessive purchases and redemptions, or exchanges, of shares of the B.B. Fund in an effort to take advantage of short-term market fluctuations,


COMBINED PROXY STATEMENT/PROSPECTUS
known as "market timing," can interfere with long-term portfolio management strategies and increase the expenses of the B.B. Fund, to the detriment of long-term investors. For example, excessive redemption orders may require the B.B. Fund to sell securities in its portfolio at inopportune times to fund redemption payments. Accordingly, B.B. Board has adopted policies and procedures that seek to restrict market timing activity. If management of the B.B. Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or exchanges or is otherwise engaged in market timing activity, the B.B. Fund may, with or without prior notice to the investor, reject, limit, delay or impose conditions on further purchase or exchange orders from that investor, or the B.B. Fund may close that investor's account, and the B.B. Fund disclaims responsibility for any consequent losses that the investor may incur. The B.B. Fund's response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor's trading history in the B.B. Fund.


     The B.B. Fund reviews trade and exchange orders for shares of the B.B. Fund periodically to detect market-timing activity. It is difficult to distinguish market-timing activity from trading that is not harmful, such as the technique of dollar cost averaging or periodic rebalancing of portfolios. Consequently, the B.B. Fund has not established a fixed number of trades or exchanges in a given time period as a basis for identifying a market timer.

     Some investors trade in shares of the B.B. Fund through omnibus accounts of third parties (such as those of investment advisers and broker-dealers), and, if the B.B. Fund identifies excessive trading in such an account, it may instruct the third party to restrict the investor responsible for the excessive trading from any further trading in the B.B. Fund. However, some omnibus accounts submit to the B.B. Fund a daily aggregate purchase order and aggregate redemption order reflecting the trade orders of multiple unidentified investors. Accordingly, the B.B. Fund cannot identify individual investors engaged in market timing through such omnibus accounts.

     The B.B. Fund applies these policies and procedures to all investors it believes to be engaged in market timing. It does not have any arrangements to allow individual investors to trade frequently in shares of the B.B. Fund, although it permits third party omnibus accounts submitting the aggregated orders of multiple investors to trade on a daily basis in shares of the B.B. Fund.

     The B.B Fund assesses investors who redeem or exchange shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investors for 60 days or less a redemption/exchange fee of 2% of the NAV of the shares being redeemed or exchanged. The redemption/exchange fee is for the benefit of the remaining shareholders of the B.B. Fund and is intended to restrict market timing, encourage long-term investment, facilitate long-term portfolio management strategies and compensate the B.B. Fund for transaction and other expenses caused by early redemptions. In determining the holding period of shares being redeemed or exchanged, the shares held the longest by the investor will be deemed the first to be redeemed (the so-called first in, first out method). The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) omnibus accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (ii) accounts in the event of shareholder death and (iii) certain other accounts in the absolute discretion of the B.B. Fund when a shareholder can demonstrate hardship. The B.B. Fund reserves the right to modify or eliminate these waivers at any time.

COMBINED PROXY STATEMENT/PROSPECTUS

     Additional shareholder account information for the Funds is available in each of their prospectuses which are incorporated in this Combined Proxy Statement/Prospectus by reference.


     11. SERVICE PROVIDERS

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the custodian, administrator and accounting services provider to the B.B. Fund. PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9695, Providence, Rhode Island 62940, serves as the transfer agent to the B.B. Fund.

     The Bank of New York Mellon Corporation, 100 Church Street, New York, New York 10007, is the custodian for the Mighty Mites Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Mighty Mites Fund's transfer agent and dividend disbursing agent. Teton also serves as the Mighty Mites Fund's administrator under the Advisory Agreement. Teton has delegated its administrative duties to a sub-administrator, PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.


     12. FINANCIAL HIGHLIGHTS

     The financial highlights information for each Fund are intended to help you understand the financial performance of each Fund for the past five fiscal years. This information has been audited by each Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements and related notes, are included in the Funds' annual reports, which are available by request and are incorporated by reference herein.


COMBINED PROXY STATEMENT/PROSPECTUS

THE B.B. FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                        2008         2007         2006         2005         2004
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value at beginning of year                 $  21.27     $  33.71     $  29.39     $  34.15     $  19.72
                                                     --------     --------     --------     --------     --------
Change in net assets from operations:
   Net investment loss                                  (0.19)       (0.29)       (0.29)       (0.39)       (0.39)
   Net realized and unrealized gains
      (losses) on investments                           (3.38)       (1.30)        8.08        (0.24)       14.82
                                                     --------     --------     --------     --------     --------
Change in net assets from operations                    (3.57)       (1.59)       (7.79)       (0.63)       14.43
                                                     --------     --------     --------     --------     --------
Less Distributions:
   Distributions from net realized gains                (4.91)      (10.85)       (3.47)       (4.13)          --
                                                     --------     --------     --------     --------     --------
Addition to paid-in capital from redemption fees           --           --(a)        --(a)        --(a)        --
                                                     --------     --------     --------     --------     --------
Net asset value at end of year                       $  12.79     $  21.27     $  33.71     $  29.39     $  34.15
                                                     ========     ========     ========     ========     ========
Total return                                           (21.69)%       3.02%       27.31%       (1.90%)      73.17%
                                                     ========     ========     ========     ========     ========
Net assets at end of year (000's)                    $172,020     $326,591     $573,693     $574,503     $822,148
                                                     ========     ========     ========     ========     ========
Ratio of net expenses to average net assets              1.69%        1.58%        1.52%        1.54%        1.46%
Ratio of net investment loss to average net assets      (0.97)%      (1.02)%      (0.88)%      (1.14)%      (1.19)%
Portfolio turnover rate                                    33%          45%          62%          28%          65%

----------
(a)  Amount rounds to less than $0.005.

COMBINED PROXY STATEMENT/PROSPECTUS

COMBINED PROXY STATEMENT/PROSPECTUS

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE                DISTRIBUTIONS TO SHAREHOLDERS
                         ----------------------------------------  --------------------------------------
                                            NET
              NET ASSET       NET       REALIZED AND      TOTAL                    NET
                VALUE,    INVESTMENT     UNREALIZED       FROM         NET       REALIZED
PERIOD ENDED  BEGINNING     INCOME     GAIN (LOSS) ON  INVESTMENT  INVESTMENT    GAIN ON        TOTAL      REDEMPTION
SEPTEMBER 30  OF PERIOD  (LOSS)(a)(b)   INVESTMENTS    OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS    FEES(a)
------------  ---------  ------------  --------------  ----------  ----------  -----------  -------------  ----------
MIGHTY MITES(SM) FUND
CLASS AAA
2008            $17.05    $(0.00)(d)       $(2.11)       $(2.11)     $(0.06)     $(1.47)       $(1.53)      $0.00(d)
2007             16.01      0.08             3.42          3.50          --       (2.46)        (2.46)       0.00(d)
2006             16.73     (0.04)            1.34          1.30          --       (2.02)        (2.02)         --
2005             15.07     (0.02)            2.97          2.95          --       (1.29)        (1.29)       0.00(d)
2004             13.42     (0.03)            1.84          1.81          --       (0.16)        (0.16)       0.00(d)
CLASS A
2008            $16.94    $(0.04)          $(2.10)       $(2.14)     $(0.07)     $(1.47)       $(1.54)      $0.00(d)
2007             15.94      0.36             3.10          3.46          --       (2.46)        (2.46)       0.00(d)
2006             16.70     (0.10)            1.36          1.26          --       (2.02)        (2.02)         --
2005             15.08     (0.06)            2.97          2.91          --       (1.29)        (1.29)       0.00(d)
2004             13.46     (0.06)            1.84          1.78          --       (0.16)        (0.16)       0.00(d)
CLASS B
2008            $16.21    $(0.10)          $(2.01)       $(2.11)         --      $(1.47)       $(1.47)      $0.00(d)
2007             15.43     (0.06)            3.30          3.24          --       (2.46)        (2.46)       0.00(d)
2006             16.31     (0.15)            1.29          1.14          --       (2.02)        (2.02)         --
2005             14.82     (0.14)            2.92          2.78          --       (1.29)        (1.29)       0.00(d)
2004             13.30     (0.14)            1.82          1.68          --       (0.16)        (0.16)       0.00(d)
CLASS C
2008            $16.13    $(0.10)          $(2.00)       $(2.10)     $(0.01)     $(1.47)       $(1.48)      $0.00(d)
2007             15.35      0.10             3.14          3.24          --       (2.46)        (2.46)       0.00(d)
2006             16.24     (0.15)            1.28          1.13          --       (2.02)        (2.02)         --
2005             14.77     (0.14)            2.90          2.76          --       (1.29)        (1.29)       0.00(d)
2004             13.25      0.02             1.66          1.68          --       (0.16)        (0.16)       0.00(d)
CLASS I
2008(f)         $13.96    $ 0.03           $(0.55)       $(0.52)         --          --            --       $0.00(d)

                                         RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                               ----------------------------------------------------------------------
                                                                    OPERATING
                                                                     EXPENSES
                                                        OPERATING     NET OF     OPERATING
                NET               NET                   EXPENSES     WAIVERS/    EXPENSES
               ASSET             ASSETS,       NET       NET OF     REIMBURSE-    BEFORE
              VALUE,             END OF    INVESTMENT   WAIVERS/      MENTS/     WAIVERS/   PORTFOLIO
PERIOD ENDED  END OF   TOTAL     PERIOD      INCOME    REIMBURSE-   CUSTODIAN   REIMBURSE-   TURNOVER
SEPTEMBER 30  PERIOD  RETURN+  (IN 000'S)   (LOSS)(b)     MENTS    FEE CREDITS   MENTS(c)     RATE++
------------  ------  -------  ----------  ----------  ----------  -----------  ----------  ---------
MIGHTY MITES(SM) FUND
CLASS AAA
2008          $13.41  (13.2)%    $55,808    (0.01)%     1.71%        1.71%      1.71%(e)       18%
2007           17.05   23.9       48,252     0.48       1.64         1.64       1.64(e)        21
2006           16.01    9.0       36,843    (0.28)      1.61         1.61       1.61(e)         4
2005           16.73   20.4       46,497    (0.13)      1.50         1.50       1.74            9
2004           15.07   13.6       50,805    (0.20)      1.50         1.50       1.66           36
CLASS A
2008          $13.26  (13.5)%    $ 6,134    (0.27)%     1.96%        1.96%      1.96%(e)       18%
2007           16.94   23.8        2,246     2.13       1.89         1.89       1.89(e)        21
2006           15.94    8.7            3    (0.63)      1.86         1.86       1.86(e)         4
2005           16.70   20.1           41    (0.41)      1.75         1.75       2.00            9
2004           15.08   13.3           39    (0.42)      1.75         1.75       1.91           36
CLASS B
2008          $12.63  (13.9)%    $   169    (0.73)%     2.46%        2.46%      2.46%(e)       18%
2007           16.21   23.0          422    (0.40)      2.39         2.39       2.39(e)        21
2006           15.43    8.1          452    (1.00)      2.36         2.36       2.36(e)         4
2005           16.31   19.6          433    (0.89)      2.25         2.25       2.49            9
2004           14.82   12.7          400    (0.95)      2.25         2.25       2.41           36
CLASS C
2008          $12.55  (13.9)%    $ 4,671    (0.78)%     2.46%        2.46%      2.46%(e)       18%
2007           16.13   23.2        2,041     0.65       2.39         2.39       2.39(e)        21
2006           15.35    8.1          311    (1.01)      2.36         2.36       2.36(e)         4
2005           16.24   19.5          327    (0.91)      2.25         2.25       2.49            9
2004           14.77   12.7          308    (0.89)      2.25         2.25       2.41           36
CLASS I
2008(f)       $13.44   (3.7)%    $   893     0.26%(g)   1.46%(g)     1.46%(g)   1.46%(e)(g)    18%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended September 30, 2007 and 2004 would have been 23% and 39%, respectively. The portfolio turnover rate for the fiscal years ended 2006 and 2005 would have been as shown.

(a)  Per share data is calculated using the average shares outstanding method.

(b) Due to capital share activity throughout the fiscal year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c) Prior to the period beginning October 1, 2005, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(d)  Amount represents less than $0.005 per share.

(e) The fund incurred interest expense during the fiscal year ended September 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.57% (Class AAA), 1.82% (Class A), 2.32% (Class B and Class C), respectively. For the fiscal years ended September 30, 2008 and 2007, the effect of interest expense was minimal.

(f) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(g)  Annualized.

COMBINED PROXY STATEMENT/PROSPECTUS

                        THE BOARD UNANIMOUSLY RECOMMENDS
                           A VOTE "FOR" THE PROPOSAL.

II. VOTING INFORMATION


     This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the B.B. Trust to solicit your vote for the proposal with respect to the Reorganization at a special meeting of shareholders of the B.B. Fund (the "Special Meeting"). The Special Meeting will be held at the offices of the B.B. Trust, One Corporate Center, Rye, New York 10580, on March 16, 2009, at 10:00 a.m. (Eastern Standard Time).

     You may vote in one of three ways:

- complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);

-    call the toll-free number printed on your proxy ballot; or

-    attend the Special Meeting in person.

     PLEASE NOTE THAT, TO VOTE VIA TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.


     You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.


     Only shareholders of record on January 16, 2009 (the "Record Date"), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.


     With respect to the proposal, one-third (1/3) of the shareholders of the B.B. Fund entitled to vote must be present in person or by proxy to constitute a quorum. When a quorum is present, the affirmative vote of the lesser of (1) 67% or more of the shares of the B.B. Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the B.B. Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the B.B. Fund's outstanding shares, is required to approve the Reorganization.

     If a quorum of shareholders of the B.B. Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Combined Proxy Statement/Prospectus with respect to the B.B. Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the B.B. Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may be adjourned from time to time by a majority of the votes of the B.B. Fund properly cast upon the question of adjourning the Special Meeting to another date and

COMBINED PROXY STATEMENT/PROSPECTUS
time, whether or not a quorum is present, and the Special Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct the persons named in the proxy to vote against the proposal.

     All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

     Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the B.B. Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The B.B. Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.


     Approval of a proposal will occur only if a sufficient number of votes are cast "FOR" the proposal. If shareholders of the B.B. Fund do not vote to approve the Reorganization, the Board of the B.B. Fund will consider other possible courses of action in the best interests of the B.B. Fund's shareholders. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The costs of any additional solicitation and of any adjourned session will be borne by Teton.

     A shareholder of the B.B. Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or The B.B. Funds' Amended and Restated Declaration of Trust to demand payment for, or an appraisal of, his or her shares. Shareholders, however, should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Mighty Mites Fund that they receive in the transaction at their then current NAV. Shares of the B.B. Fund may be redeemed at any time prior to the consummation of the Reorganization at their NAV. Shareholders of the B.B. Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.


COMBINED PROXY STATEMENT/PROSPECTUS

A. METHOD AND COST OF SOLICITATION

     This Combined Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of the B.B. Fund for use at the Special Meeting. The B.B. Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile or oral communications by certain employees of the Adviser, who will not be paid for these services. In addition, The Altman Group has been engaged to assist in the solicitation of proxies, at an estimated cost of $32,000. Teton will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.


B. RIGHT OF REVOCATION

     Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the B.B Fund, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

C. VOTING SECURITIES AND PRINCIPAL HOLDERS


     Shareholders of the B.B. Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, there were 9,778,616.255 outstanding shares of the B.B. Fund. Also as of the Record Date, there were 6,309,979.587 outstanding shares of the Mighty Mites Fund (there were 5,112,839.170 outstanding Class AAA shares).



     As of December 31, 2008, the B.B. Fund's shareholders of record and/or beneficial owners (to the B.B. Fund's knowledge) who owned five percent or more of the B.B. Fund's shares are set forth below:

                                                                            TYPE OF
         NAME AND ADDRESS              NO. OF SHARES OWNED   % OF SHARES   OWNERSHIP
         ----------------              -------------------   -----------   ---------
Charles Schwab & Co., Inc.                4,424,672.728        44.5575%      Record
FBO Customers
Att. Mutual Funds
San Francisco, CA 94104

National Financial Service LLC            3,028,141.851        30.4941%      Record
For Exclusive Benefit of Our Cust
Attn. Mutual Funds Dept
New York, NY 10281

     As of December 31, 2008, the Officers and Trustees of the B.B. Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the B.B. Fund.

COMBINED PROXY STATEMENT/PROSPECTUS

     As of December 31, 2008, the Mighty Mites Fund's shareholders of record and/or beneficial owners (to the Mighty Mites Fund's knowledge) who owned five percent or more of the Mighty Mites Fund's shares are set forth below:

                                                                             TYPE OF
            NAME AND ADDRESS            NO. OF SHARES OWNED   % OF SHARES   OWNERSHIP
            ----------------            -------------------   -----------   ----------
CLASS AAA
Charles Schwab & Co., Inc.                1,641,837.0210         31.90%       Record
Reinvest Account
Att. Mutual Funds
San Francisco, CA 94104

Ameritrade Inc.                             397,159.4520          7.72%       Record
For Exclusive Benefit of Our Cust
Omaha, NE 68103-2226

CLASS B
FBW                                             892.6000          7.26%     Beneficial
FBO Rochelle Schneider
Silver Spring, MD 20904

Ferris, Baker Watts, Inc                      1,101.7860          8.96%     Beneficial
Michael Heyman
North Potomac, MD 20878

Gregory H. Haber                              1,074.2820          8.74%     Beneficial
Brooklyn, NY 11218

Ferris, Baker Watts, Inc                       855.1200           6.95%     Beneficial
Miles J. Haber/SEP IRA
Chevy Chase, MD 20815

FBW C/F/ Van Son Catherine E                  1,012.2340          8.23%     Beneficial
Catherine E Van Son IRA
Hughesville, MD 20637-2891

Ferris, Baker Watts, Inc.                     1,445.5780         11.75%     Beneficial
Alexander V Hadeed UTMA/MD
Gaithersburg, MD 20879

COMBINED PROXY STATEMENT/PROSPECTUS

Ferris, Baker Watts, Inc.                     1,266.0360         10.29%     Beneficial
Dustin P Hadeed UTMA/MD
Gaithersburg, MD 20879

CLASS C
Citigroup Global Markets Inc                 78,431.6810         17.07%       Record
House Account
Owings Mills, MD 21117

Merrill Lynch Pierce Fenner & Smith          54,839.9750         11.93%       Record
For the Sole Benefit of its Customers
Jacksonville. FL 32246

CLASS I
Bisys Retirement Services FBO                19,433.0620         9.38%        Record
Gabelli Funds 401(k) Profit Sharing
Denver, CO 80202

Citigroup Global Markets Inc                137,201.5930         66.24%       Record
New York, NY 10001

MG Trust Company as Agent for                46,733.4730         22.56%       Record
Frontier Trust Co as Trustee
Western New Mexico Telephone Co
Fargo, ND 58106

     As of December 31, 2008, the Officers and Trustees of the GAMCO Westwood Funds, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Mighty Mites Fund.

D. INTEREST OF CERTAIN PERSONS IN THE TRANSACTION


     A beneficial owner of 25% or more of a voting security of a Fund is presumed to have "control" of the Fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. A person who controls the B.B. Fund or the Mighty Mites Fund could have effective control over the outcome of matters submitted to a vote of shareholders of the Funds. Based on the information provided above, as of December 31, 2008, no person owned a


COMBINED PROXY STATEMENT/PROSPECTUS
controlling interest in the B.B. Fund. Based on the information provided above, as of December 31, 2008, no person owned a controlling interest in the Mighty Mites Fund.


III. FURTHER INFORMATION ABOUT THE B.B. FUND AND THE MIGHTY MITES FUND

     Reports, proxy statements, registration statements and other information filed by the Funds may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

IV. MISCELLANEOUS MATTERS

A. OTHER BUSINESS

     The Board of the B.B. Trust knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the Board of the B.B. Trust intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B. NEXT MEETING OF SHAREHOLDERS

     The B.B. Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the B.B. Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the B.B. Fund will be held at such time as the Board of Trustees of the B.B. Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the B.B. Trust at its office at a reasonable time before the B.B. Trust begins to print and mail its proxy, as determined by the Board of Trustees of the B.B. Trust, to be included in the B.B. Fund's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C. LEGAL MATTERS

     Certain legal matters in connection with the tax consequences of the Reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP.

D. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of the B.B. Fund for the year ended March 31, 2008, contained in the B.B. Trust's 2008 Annual Report to Shareholders, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given on their authority as experts in accounting and auditing.

COMBINED PROXY STATEMENT/PROSPECTUS

By Order of the Board of Trustees of the B.B. Trust


                                        /s/ Bruce N. Alpert
                                        ----------------------------------------
                                        Bruce N. Alpert
                                        Secretary


DATED: JANUARY 22, 2009


COMBINED PROXY STATEMENT/PROSPECTUS

                                                                      APPENDIX A



              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the "Agreement") dated this 28th day of November, 2008, by and between the B.B. Micro-Cap Growth Fund (formerly the Bjurman, Barry Micro-Cap Growth Fund), a series of The B.B. Funds (formerly The Bjurman, Barry Funds) (the "Acquired Fund"), a Delaware statutory trust, and the GAMCO Westwood Mighty Mites(SM) Fund, a series of the GAMCO Westwood Funds (the "Acquiring Fund"), a Massachusetts business trust. Teton Advisors, Inc. ("Teton"), a Delaware corporation, is a party to this Agreement with respect to Section 14(b) hereof only.

                                   WITNESSETH:

          WHEREAS, the parties are each open-end investment management companies; and

          WHEREAS, the parties hereto desire to provide for the acquisition by the Acquiring Fund of all of the assets and known and disclosed liabilities of the Acquired Fund solely in exchange for the Class AAA shares of beneficial interest (par value $.001) ("Class AAA Shares") of the Acquiring Fund, which Class AAA Shares of the Acquiring Fund will thereafter be distributed by the Acquired Fund pro rata to its shareholders in complete liquidation and complete cancellation of its shares;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

          1. The parties hereto hereby adopt this Agreement, pursuant to section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") as follows: the reorganization will be comprised of the acquisition by the Acquiring Fund of all of the properties, assets and known and disclosed liabilities of the Acquired Fund, which will be retained by the Acquiring Fund for the benefit of its shareholders, solely in exchange for Class AAA Shares of the Acquiring Fund, followed by the distribution of such Acquiring Fund Class AAA Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, and the liquidation and dissolution of the Acquired Fund all upon and subject to the terms of the Agreement hereinafter set forth.

          The share transfer books of the Acquired Fund will be permanently closed on the Valuation Date (as hereinafter defined) and only redemption requests made by shareholders of the Acquired Fund pursuant to Section 22(e) of the Investment Company Act of 1940 (the "Act") received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Acquired Fund; redemption requests received by the Acquired Fund after that date shall be treated as requests for the redemption of the Class AAA Shares of the Acquiring Fund to be distributed to the shareholder in question as provided in
Section 5.

          2. On the Closing Date (as hereinafter defined), all of the assets and known and disclosed liabilities of the Acquired Fund on that date shall be delivered to the Acquiring Fund; and the number of Class AAA Shares of the Acquiring Fund having an aggregate net asset value equal to the value of the net assets of the Acquired Fund will be transferred and delivered to the Acquired Fund.

          3. The net asset value of Class AAA Shares of the Acquiring Fund and the value of the net assets of the Acquired Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class AAA Shares of the Acquiring Fund and the shares of the Acquired Fund shall be done in the manner used by the Acquiring Fund and the Acquired Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by the Acquiring Fund in such computation shall be applied to the valuation of the assets of the Acquired Fund to be transferred to the Acquiring Fund.

          The Acquired Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company taxable income as defined in Section 852(b) of the Code for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward) (the "RIC dividend").

          4. The closing shall be at the office of Teton at One Corporate Center, Rye, New York 10580, at 10:00 a.m., Eastern Time on April 24, 2009, or at such other time, date or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

          In the event that on the Valuation Date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; PROVIDED, HOWEVER, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to this Agreement shall be permitted to terminate this Agreement without liability to either party for such termination.

          5. As soon as practicable after the Closing Date, the Acquired Fund shall distribute on a PRO RATA basis to those persons who were shareholders of the Acquired Fund as of the close of business on the Valuation Date the Class AAA Shares of the Acquiring Fund received by the Acquired Fund pursuant to the Agreement in liquidation and cancellation of the outstanding shares of the Acquired Fund. For the purpose of the distribution by the Acquired Fund of such Class AAA Shares of the Acquiring Fund to its shareholders, the Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class AAA Shares of the Acquiring Fund, on the books of the Acquiring Fund, to each shareholder of the Acquired Fund, in accordance with a list (the "Shareholder List") of its shareholders received from the Acquired Fund; and (b) confirm an appropriate number of Class AAA Shares of the Acquiring Fund to each shareholder of the Acquired Fund. No certificates for Class AAA Shares of the Acquiring Fund will be issued in connection with the reorganization contemplated hereby.

          The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Acquired Fund, indicating his or her share balance. The Acquired Fund agrees to supply the Shareholder List to the Acquiring Fund not later than the Closing Date.

          6. As soon as practicable, and in any event within one year after the closing, the Acquired Fund shall (a) effect its dissolution with the proper state authorities, terminate its registration under the Act and file a final annual report on Form N-SAR with the Securities and Exchange Commission under that Act; and (b) either pay or make provision for payment of all of its liabilities not transferred to the Acquiring Fund, if any, and taxes, if any.

          7. Subsequent to the date of approval by shareholders of the Acquired Fund of the transactions contemplated by this Agreement and prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, the Acquiring Fund will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination as provided in Section 8, the Acquired Fund shall deliver to the Acquiring Fund two copies of a list setting forth the securities then owned by the Acquired Fund and the respective adjusted federal income tax basis thereof, including any additional information relevant to the characterization of such securities or distributions thereon in the hands of the Acquiring Fund.

          8. Portfolio securities or written evidence acceptable to the Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Acquired Fund pursuant to Rule 17f-4 under the Act shall be presented by the Acquired Fund to the Acquiring Fund or, at its request, to its custodian, for examination no later than five business days preceding the Closing Date, and shall be delivered, or transferred by appropriate transfer or assignment documents, by the Acquired Fund on the Closing Date to the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be in the form of certified or bank cashiers checks or by bank wire payable to the order of the Acquiring Fund. The number of Class AAA Shares (to the nearest whole share) of the Acquiring Fund being delivered against the securities and cash of the Acquired Fund, registered in the name of the Acquired Fund, shall be delivered to the Acquired Fund on the Closing Date. Such Class AAA Shares shall thereupon be assigned by the Acquired Fund to its shareholders so that the Class AAA Shares of the Acquiring Fund may be distributed as provided in Section 5.

          If, at the Closing Date, the Acquired Fund is unable to make delivery under this Section 8 to the Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by the Acquired Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Acquired Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the Acquired Fund will deliver to the Acquiring Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Acquiring Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by the Acquiring Fund.

          9. The Acquired Fund will use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Acquired Fund, prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audit period. The Acquiring Fund shall also assume any known or disclosed liabilities incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Valuation Date which are not reflected on the Statement of Assets and Liability of the Acquired Fund described herein.

          10. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

          A. The Board of Trustees of the Acquired Fund shall have authorized the execution of this Agreement and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein, and the Acquired Fund shall have furnished to the Acquiring Fund copies of resolutions to that effect; such shareholder approval shall have been by the vote of the holders of a majority of the outstanding voting securities of the Acquired Fund entitled to vote at a meeting for which proxies have been solicited by the combined proxy statement and prospectus, as amended, which shall include any prospectus and/or report to shareholders of the Acquiring Fund that is included with the materials mailed to shareholders of the Acquired Fund (the "Combined Proxy Statement/Prospectus").

          B. The Acquiring Fund shall have received an opinion from Paul, Hastings, Janofsky & Walker LLP, dated the Closing Date, to the effect that (i) the Acquired Fund is a validly existing Delaware statutory trust under the laws of Delaware with full trust powers to carry on its business as then being conducted and to enter into and perform this Agreement; and (ii) all trust action necessary to make this Agreement, according to its terms, valid, binding and enforceable on the Acquired Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by the Acquired Fund. Such counsel shall be entitled to rely on the opinion of special Delaware counsel with respect to matters of Delaware statutory trust law in rendering their opinion.

          C. The representations and warranties of the Acquired Fund contained herein shall be true and correct at and as of the Closing Date.

          D. On the Closing Date, the Acquired Fund shall have provided to the Acquiring Fund the amount of the capital loss carry-over, net operating loss, and net unrealized appreciation or depreciation, if any, with respect to the Acquired Fund as of the Closing Date.

          E. A registration statement filed by the Acquiring Fund solely under the Securities Act of 1933 on Form N-14 and containing the Combined Proxy Statement/Prospectus shall have become effective under that Act.

          F. The Acquiring Fund shall have received an opinion, dated the Closing Date, of Paul, Hastings, Janofsky & Walker LLP, to the same effect as the opinion contemplated by Section 11D of this Agreement.

          11. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

          A. The shareholders of the Acquired Fund shall have approved the transactions contemplated by this Agreement.

          B. The Acquired Fund shall have received an opinion from Paul, Hastings, Janofsky & Walker LLP, dated the Closing Date, to the effect that (i) the Acquiring Fund is a validly existing Massachusetts business trust under the laws of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable upon the Acquiring Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by the Acquiring Fund, and (iii) the Class AAA Shares of the Acquiring Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Such counsel shall be entitled to rely on the opinion of special Massachusetts counsel with respect to matters of Massachusetts business trust law in rendering their opinion.

          C. The representations and warranties of the Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and the Acquired Fund shall have been furnished with a certificate of the President, Secretary or Treasurer of the Acquiring Fund to that effect, dated the Closing Date.

          D. The Acquired Fund shall have received an opinion from Paul, Hastings, Janofsky & Walker LLP to the effect that, subject to the representations of the Acquired Fund herein, to be delivered on the Closing Date, for federal income tax purposes:

               (a) The Acquired Fund's transfer of all of its assets and liabilities, if any, to the Acquiring Fund solely in exchange for Class AAA Shares of the Acquiring Fund, followed by the Acquired Fund's distribution of Class AAA Shares of the Acquiring Fund to the Acquired Fund's shareholders as part of the liquidation of the Acquired Fund will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code. The Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

               (b) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of shares of the Acquired Fund for the Class AAA Shares of the Acquiring Fund (Section 354(a) of the Code);

               (c) The Acquired Fund will not recognize gain or loss under the provisions of the Code upon the transfer of all of its assets and liabilities, if any, to the Acquiring Fund solely in exchange for Class AAA Shares of the Acquiring Fund (Sections 361(a) and 357(a) of the Code);

               (d) The Acquiring Fund will not recognize gain or loss upon its receipt of all of the Acquired Fund's assets and liabilities, if any, solely in exchange for Class AAA Shares of the Acquiring Fund (Section 1032(a) of the
Code);

               (e) The basis of the Class AAA Shares of the Acquiring Fund received by the shareholders of the Acquired Fund will be the same as the basis in the shares of the Acquired Fund surrendered in exchange therefor (Section 358(a)(1) of the Code);

               (f) The holding period of the Class AAA Shares of the Acquiring Fund received in exchange for Acquired Fund shares by the shareholders of the Acquired Fund will include the period that the shareholders of the Acquired Fund held the Acquired Fund shares surrendered in exchange therefor, provided that such Acquired Fund shares are held by the shareholders as capital assets on the date of the exchange (Section 1223(1) of the Code);

               (g) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the transaction (Section 362(b) of the Code); and

               (h) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (Section 1223(2) of the Code).

          E. A registration statement filed by the Acquiring Fund under the Securities Act of 1933 on Form N-14, containing the Combined Proxy Statement/Prospectus shall have become effective under that Act.

          12. The Acquired Fund hereby represents and warrants that:

               (a) The Board of Trustees of the Acquired Fund shall have authorized the execution of this Agreement;

               (b) The financial statements of the Acquired Fund as of March 31, 2008, heretofore furnished to the Acquiring Fund, present fairly the financial position, results of operations, changes in net assets, and total liabilities of the Acquired Fund as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from March 31, 2008, through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the Acquired Fund, it being agreed that a decrease in the size of the Acquired Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

               (c) The prospectus contained in the Acquired Fund's registration statement under the Act and the Securities Act of 1933, dated August 1, 2008, as amended and supplemented, is true, correct and complete, conforms to the requirements of the Act and the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Acquired Fund's registration statement, as amended, was, as of the date of the filing of the last post-effective amendment, true, correct and complete, conformed to the requirements of the Act and the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (d) There is no material contingent liability of the Acquired Fund and no material legal, administrative, or other proceedings or investigations pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, not reflected in such prospectus;

               (e) There are no material contracts outstanding to which the Acquired Fund is a party other than those ordinary in the conduct of its business;

               (f) The Acquired Fund is a validly existing Delaware statutory trust;

               (g) All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Acquired Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Acquired Fund ended March 31, 2009, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

               (h) The Acquired Fund has elected to be treated as a regulated investment company beginning with its first taxable year and, for each fiscal year of its operations, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Acquired Fund intends to meet such requirements with respect to its current taxable year. The Acquired Fund is an investment company within the meaning of Section 368(a)(2)(F)(i) and (iii) of the Code and satisfies the diversification requirements of Section 368(a)(2)(F)(ii). Not more than 25 percent of the value of the Acquired Fund's total assets is invested in the stock and securities of any one issuer, the stock of two or more controlled issuers in the same or similar trades or businesses or related trades or businesses, or qualified publicly traded partnerships, and not more than 50 percent of the value of the Acquired Fund's total assets is invested in the stock and securities of five or fewer issuers;

               (i) The Acquired Fund will transfer to the Acquiring Fund assets representing at least 90 percent of the fair market value of the net assets and 70 percent of the gross assets held by the Acquired Fund immediately prior to the transaction. In calculating these percentages, all redemptions and distributions (other than distributions required pursuant to Section 22(e) of the Act or to enable the Acquired Fund to qualify as a regulated investment company) made by the Acquired Fund immediately prior to the transfer and which are part of the plan of reorganization will be considered as assets held by the Acquired Fund immediately prior to the transfer;

               (j) To the knowledge of the Acquired Fund, there is no plan or intention by the shareholders of the Acquired Fund who own five percent or more of the Fund's shares, and, to the best of the knowledge of management of the Acquired Fund, there is no plan or intention on the part of the remaining shareholders of the Acquired Fund to sell, exchange, or otherwise dispose of a number of Class AAA Shares of the Acquiring Fund received in the transaction that would reduce the Acquired Fund's shareholders' ownership of Class AAA Shares of the Acquiring Fund to a number of Class AAA Shares having a value as of the Closing Date of less than 50 percent of the value of all of the formerly outstanding stock of the Acquired Fund as of the Closing Date. There are no dissenters' rights in the transaction, and no cash will be exchanged for stock of the Acquired Fund in lieu of fractional Class AAA Shares of the Acquiring Fund. Shares of the Acquired Fund and Class AAA Shares of the Acquiring Fund held by a shareholder of the Acquired Fund and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation;

               (k) The Acquired Fund will distribute the Class AAA Shares of the Acquiring Fund and any other property it receives in this transaction, and its other properties, in pursuance of this Agreement;

               (l) The Acquired Fund's liabilities assumed by the Acquiring Fund and the liabilities to which the transferred assets of the Acquired Fund are subject were incurred in the ordinary course of its business;

               (m) The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

               (n) As soon as practicable, but in no event later than 12 months following the date that all of the assets are transferred to the Acquiring Fund, the Acquired Fund will be liquidated and dissolved under state law;

               (o) The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the transferred assets are subject;

               (p) The sum of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund and the expenses of the transaction do not and will not exceed twenty percent of the fair market value of the assets of the Acquired Fund on the Valuation Date or the Closing Date;

          13. The Acquiring Fund hereby represents and warrants that:

               (a) The Board of Trustees of the Acquiring Fund shall have authorized the execution of this Agreement and the transactions contemplated hereby, and shall have furnished to the Acquired Fund copies of resolutions to that effect;

               (b) The financial statements of the Acquiring Fund as of September 30, 2008, heretofore furnished to the Acquired Fund, present fairly the financial position, results of operations, and changes in net assets of the Acquiring Fund, as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from September 30, 2008, through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of the Acquiring Fund, it being understood that a decrease in the size of the Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its Class AAA Shares shall not be considered a material or adverse change;

               (c) The prospectus contained in the Acquiring Fund's registration statement under the Act and the Securities Act of 1933, dated January 28, 2008, as amended and supplemented, is true, correct and complete, conforms to the requirements of the Act and the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Acquiring Fund's registration statement, as amended, was, as of the date of the filing of the last post-effective amendment, true, correct and complete, conformed to the requirements of the Act and the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (d) There is no material contingent liability of the Acquiring Fund and no material, legal, administrative, or other proceedings or investigations pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund, not reflected in such prospectus;

               (e) There are no material contracts outstanding to which the Acquiring Fund is a party other than those ordinary in the conduct of its business and there are no outstanding options or rights to acquire its Class AAA Shares;

               (f) The Acquiring Fund is a validly existing Massachusetts business trust; has all necessary and material federal, state and local authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class AAA Shares of the Acquiring Fund which the Acquiring Fund issues to the Acquired Fund pursuant to this Agreement will be duly authorized, validly issued, fully-paid and non-assessable; will conform to the description thereof contained in the Acquiring Fund's registration statement, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and the Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

               (g) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Acquiring Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Acquiring Fund ended September 30, 2008, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

               (h) The Class AAA Shares of the Acquiring Fund constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code;

               (i) The Acquiring Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, it has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements with respect to its current taxable year. The Acquiring Fund is an investment company that meets the requirements of a regulated investment company as defined in
Section 368(a)(2)(F)(i) of the Code. Not more than 25 percent of the value of the Acquiring Fund's total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Acquiring Fund's total assets is invested in the stock and securities of five or fewer issuers;

               (j) The Acquiring Fund has no plan or intention (i) to sell or dispose of any of the assets transferred by the Acquired Fund, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it, except in the ordinary course of business;

               (k) After consummation of the transactions contemplated by the Agreement, the Acquiring Fund will continue to operate its business in a substantially unchanged manner;

               (l) Following the transaction, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's historic business assets in a business; and

               (m) The Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years directly or indirectly, any Class AAA Shares of the Acquiring Fund.

          14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not, as of its date, contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied. Each party also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. The Acquiring Fund hereby represents to and covenants with the Acquired Fund that, if the reorganization becomes effective, the Acquiring Fund will treat each shareholder of the Acquired Fund who received any of the Class AAA Shares of the Acquiring Fund as a result of the reorganization as having made the minimum initial purchase of Class AAA Shares of the Acquiring Fund received by such shareholder for the purpose of making additional investments in Class AAA Shares, regardless of the value of the Class AAA Shares of the Acquiring Fund received. Each party hereby further represents and warrants that:

               (a) The fair market value of the Class AAA Shares of the Acquiring Fund received by each shareholder of the Acquired Fund will be approximately equal to the fair market value of the shares of the Acquired Fund surrendered in the exchange;

               (b) Teton, the Acquiring Fund's investment adviser, will (i) bear the expenses of the Acquired Fund's shareholder meeting with respect to the reorganization contemplated hereby, including legal, proxy and solicitation expenses, (ii) reimburse the Acquired Fund for its legal fees incurred from October 22, 2008, through November 28, 2008, up to a maximum of $10,000, with respect to the preparation of a letter agreement and retention of Teton as the interim investment adviser to the Acquired Fund, and (iii) bear any expenses payable by the Acquired Fund in connection with the Acquired Fund's current accounting, administration, transfer agency and/or custodian agreements triggered by the termination of any such agreements in connection with said reorganization; and

               (c) There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

          15. The Acquiring Fund agrees that it will prepare and file a registration statement under the Securities Act of 1933 on Form N-14 and which shall contain the Combined Proxy Statement and Prospectus contemplated by Rule 145 under the Securities Act of 1933. Each party agrees that it will use its best efforts to have such registration statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

          16. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date
(i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party not disclosed on the date hereof, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

          17. All prior or contemporaneous agreements and representations (written or oral) are merged into this Agreement, which constitutes the entire contract between the parties hereto and may not be changed or terminated orally.

          18. This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the shareholders of the Acquired Fund, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

          19. At any time prior to the Closing Date, the parties may waive compliance with any of the provisions made for its benefit contained herein by executing a written acknowledgement of such waiver.

          20. Except as specified in the next sentence set forth in this paragraph 20, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the reorganization. The covenants to be performed after the Closing Date shall survive the closing.

          21. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

          22. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

                           To the Acquired Fund:

                                The Bjurman, Barry Funds
                                c/o Michael D. LeRoy, Chairman of the Board
                                301 North Lake Avenue
                                Suite 920
                                Pasadena, California  91101
                                (626) 793-3631 (fax)

                           With a copy to:  Michael Glazer

                                Paul, Hastings, Janofsky & Walker LLP
                                515 South Flower Street
                                Los Angeles, California 90071
                                (213) 996-3207 (fax)

                           To the Acquiring Fund or Teton:

                                GAMCO Westwood Funds
                                         OR
                                Teton Advisors, Inc.
                                Attention: Jeffrey M. Farber
                                One Corporate Center
                                Rye, New York 10580
                                (914) 921-5384 (fax)

                           With a copy to: Michael R. Rosella, Esq.

                                Paul, Hastings, Janofsky & Walker LLP
                                75 East 55th Street
                                New York, New York 10022
                                (212) 319-4090

          23. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                                        THE B.B. FUNDS
                                        on behalf of the B.B. Micro-Cap Growth
                                        Fund


                                        By: /s/ M. DAVID COTTRELL
                                            ------------------------------------
                                        Name: M. David Cottrell
                                        Title: Treasurer


                                        GAMCO WESTWOOD FUNDS
                                        on behalf of the GAMCO Westwood Mighty
                                        Mites(SM) Fund


                                        By: /s/ BRUCE N. ALPERT
                                            ------------------------------------
                                        Name: Bruce N. Alpert
                                        Title: President


                                        TETON ADVISORS, INC.
                                        (solely with respect to Section 14(b)
                                         hereof)


                                        By: /s/ JEFFREY F. FARBER
                                            ------------------------------------
                                        Name: Jeffrey M. Farber
                                        Title: Chief Financial Officer

                                                                      APPENDIX B

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

FUNDAMENTAL POLICIES. The following is a comparison of the investment restrictions and limitations of the B.B. Fund and Mighty Mites Fund. A fundamental investment restriction is one that cannot be changed without approval of the majority of outstanding shareholders.


                                                    B.B. FUND                                  MIGHTY MITES FUND
                               ------------------------------------------------   -----------------------------------------
INVESTMENT RESTRICTIONS        Except as set forth in the Prospectus, the Fund    The Fund, except as otherwise indicated,
("*" indicates a fundamental   may not:                                           may not:
investment restriction)
                               *Purchase securities of any one issuer if, as a    *Purchase the securities of any issuer if
                               result of the purchase, more than 5% of the B.B.   such purchase would cause more than 5% of
                               Fund's total assets would be invested in           the value of its total assets to be
                               securities of that issuer or the Fund would own    invested in securities of such issuer.
                               or hold more than 10% of the outstanding voting    This restriction applies only with
                               securities of that issuer, except that up to 15%   respect to 75% of the Mighty Mites Fund's
                               of the B.B. Fund's total assets may be invested    total assets. For purposes of this
                               without regard to this limitation, and except      restriction, these limitations do not
                               that this limit does not apply to securities       apply with respect to securities issued
                               issued or guaranteed by the U.S. government, its   by the U.S. government, its agencies, or
                               agencies and instrumentalities or to securities    instrumentalities;
                               issued by other investment companies;
                                                                                  * Purchase the securities of any issuer
                                                                                  if such purchase would cause the Fund to
                                                                                  hold more than 10% of the outstanding
                                                                                  voting securities of such issuer. This
                                                                                  restriction applies only with respect to
                                                                                  75% of the Mighty Mites Fund's total
                                                                                  assets;

                                                                                  *Purchase or retain the securities of any
                                                                                  issuer if the officers or Trustees of
                                                                                  the Mighty Mites Fund or the officers or
                                                                                  Directors of the Adviser who individually
                                                                                  own beneficially more than 1/2 of 1% of
                                                                                  the  securities of such issuer together
                                                                                  own beneficially more than 5% of the
                                                                                  securities of such issuer;

                               *Purchase any security if, as a result of the      *Invest more than 25% of its assets in
                               purchase, 15% or more of the B.B. Fund's total     investments in any particular industry or
                               assets would be invested in securities of          industries, provided that, when the
                               issuers having their principal business            Mighty Mites Fund has adopted a temporary
                               activities in the same industry, except that       defensive posture, there shall be no
                               this limitation does not apply to securities       limitation on the purchase of obligations
                               issued or guaranteed by the U.S. government, its   issued or guaranteed by the U.S.
                               agencies or

                               instrumentalities;                                 government, its agencies, or
                                                                                  instrumentalities and repurchase
                               *Issue senior securities or borrow money, except   agreements in respect of the foregoing.
                               as permitted under the 1940 Act and then not in
                               excess of one-third of the B.B. Fund's total       *Issue senior securities;
                               assets (including the amount of the senior
                               securities issued but reduced by any liabilities   *Borrow money or pledge, mortgage, or
                               not constituting senior securities) at the time    hypothecate its assets, except as
                               of the issuance or borrowing, except that the      described in the Statement of Additional
                               B.B. Fund may borrow up to an additional 5% of     Information ("SAI") and in connection
                               its total assets (not including the amount         with entering into futures contracts, but
                               borrowed) for temporary or emergency purposes;     the deposit of assets in escrow in
                               the B.B. Fund will not purchase securities when    connection with the writing of covered
                               borrowings exceed 5% of its total assets;          call options and the purchase of
                                                                                  securities on a when-issued or
                               *Pledge, hypothecate, mortgage or otherwise        delayed-delivery basis and collateral
                               encumber its assets, except in an amount up to     arrangements with respect to initial or
                               one-third of the value of the B.B. Fund's net      variation margins for futures contracts
                               assets but only to secure borrowing for            will not be deemed to be pledges of the
                               temporary or emergency purposes, such as to        Mighty Mites Fund's assets;
                               effect redemptions;
                                                                                  *Act as an underwriter of securities of
                               *Engage in the business of underwriting the        other issuers;
                               securities of others, except to the extent that
                               the B.B. Fund might be considered an underwriter
                               under the Federal securities laws in connection
                               with its disposition of securities;

                               *Purchase or sell real estate, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that the B.B. Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement

                               until that real estate can be liquidated in an     *Purchase, hold, or deal in real estate,
                               orderly manner;                                    or oil and gas interests, but the Mighty
                                                                                  Mites Fund may purchase and sell
                               Invest in oil, gas or mineral exploration or       securities that are secured by real
                               development programs or leases, except that        estate and may purchase and sell
                               direct investment in securities of issuers that    securities  issued by companies that
                               invest in such programs or leases and              invest or deal in real estate;
                               investments in asset-backed securities supported
                               by receivables generated by such programs or       *Purchase, hold, or deal in commodities
                               leases are not subject to this prohibition;        or commodity contracts, but the Mighty
                                                                                  Mites Fund may engage in transactions
                               Invest in commodities or commodity contracts,      involving futures contracts and related
                               except that the B.B. Fund may invest in futures    options, including the futures and
                               contracts;                                         related options transactions as described
                                                                                  in the SAI;
                               Invest in companies for the purpose of
                               exercising control or management;                  *Invest in the securities of a company
                                                                                  for the purpose of exercising management
                               Purchase securities on margin, except for          or control, but the Mighty Mites Fund
                               short-term credit necessary for clearance of       will vote the securities it owns in its
                               portfolio transactions;                            portfolio as a shareholder in accordance
                                                                                  with its views;
                               Engage in uncovered short sales of securities or
                               maintain a short position;                         *Purchase securities on margin, but the
                                                                                  Mighty Mites Fund may obtain such
                               Purchase securities of other investment            short-term credit as may be necessary for
                               companies except as permitted by the 1940 Act      the clearance of purchases and sales of
                               and the rules and regulations thereunder;          securities and the Mighty Mites Fund may
                                                                                  make margin payments in connection with
                               Invest more than 5% of their net assets in         transactions in options and futures;
                               warrants, including within that amount no

                               more than 2% in warrants that are not listed on    *The Mighty Mites Fund may not enter into
                               the New York or American Stock Exchanges, except   repurchase agreements providing for
                               warrants acquired as a result of its holdings of   settlement in more than seven days after
                               common stocks.                                     notice, or purchase securities which are
                                                                                  not readily marketable, if, in the
                                                                                  aggregate, more than 15% of the value of
                                                                                  the Mighty Mites Fund's net assets would
                                                                                  be so invested. Included in this
                                                                                  category are "restricted" securities and
                                                                                  any other assets for which an active and
                                                                                  substantial market does not exist at the
                                                                                  time of purchase or subsequent
                                                                                  valuation. Restricted  securities for
                                                                                  purposes of this limitation do not
                                                                                  include securities eligible for resale
                                                                                  pursuant to Rule 144A of the Securities
                                                                                  Act which have been determined to be
                                                                                  liquid pursuant to procedures
                                                                                  established by the Board based upon the
                                                                                  trading markets for the securities;

                                                                                  *Enter into time deposits maturing in
                                                                                  more than seven days and time deposits
                                                                                  maturing from two business days through
                                                                                  seven calendar days will not exceed 10%
                                                                                  of the Mighty Mites Fund's total assets;

                                                                                  *Purchase or sell put and call options or
                                                                                  combinations thereof, except as set
                                                                                  forth in the SAI;

                                                                                  Except for the Mighty Mites Fund's
                                                                                  limitations on investing in illiquid
                                                                                  securities, if a percentage restriction
                                                                                  is adhered to at the time of investment,
                                                                                  a later increase in percentage resulting
                                                                                  from a change in values or assets will
                                                                                  not constitute a violation of such
                                                                                  restriction.

PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                Relating to the acquisition of the assets of the

                           B.B. MICRO-CAP GROWTH FUND
                                   a series of
                                 THE B.B. FUNDS

                      by and in exchange for shares of the

                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                                   a series of
                              GAMCO WESTWOOD FUNDS

                              One Corporate Center
                            Rye, New York 10580-1422
                            1-800-GABELLI (422-3554)

     This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of the B.B. Micro-Cap Growth Fund (the "B.B. Fund"), a series of The B.B. Funds by the GAMCO Westwood Mighty Mites(SM) Fund (the "Mighty Mites Fund"), a series of the GAMCO Westwood Funds, consists of this cover page, pro forma financial statements and the following described documents, each of which is incorporated by reference herein:


     The Statement of Additional Information of the Mighty Mites Fund dated January 21, 2009;

     The Statement of Additional Information of the B.B. Fund dated August 1, 2008, as supplemented November 28, 2008;


     The Annual Report of the Mighty Mites Fund for the year ended September 30, 2008; and

     The Annual Report of the B.B. Fund for the year ended March 31, 2008; and the Semi-Annual Report of the B.B. Fund for the six months ended September 30, 2008.


     This Statement of Additional Information is not a prospectus. A Combined Proxy Statement/Prospectus dated January 22, 2009, relating to the above-referenced transaction has been filed with the Securities and Exchange Commission and may be obtained, without charge, by writing to Teton Advisors, Inc. at One Corporate Center, Rye, New York 10580-1422, or by calling toll free 1-800-GABELLI (422-3554). This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Proxy Statement/Prospectus, and has been incorporated by reference into the Combined Proxy Statement/Prospectus.

     Shown below are financial statements for both the B.B. Fund and the Mighty Mites Fund and Pro Forma financial statements for the combined fund at September 30, 2008, as though the proposed reorganization occurred as of that date. The first table presents Statements of Assets and Liabilities (unaudited) for both the B.B. Fund and the Mighty Mites Fund and Pro Forma figures for the combined fund. The second table presents Statements of Operations (unaudited) for both the B.B. Fund and the Mighty Mites Fund and Pro Forma figures for the combined fund. The third table presents Portfolio of Investments (unaudited) for both the B.B. Fund and the Mighty Mites Fund and Pro Forma figures for the combined fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).


     The date of this Statement of Additional Information is January 22, 2009.

                         PRO FORMA FINANCIAL STATEMENTS

Statements of Assets and Liabilities as of September 30, 2008 (Unaudited)


                                                                                                                         MIGHTY
                                                                                                                         MITES
                                                                        MIGHTY MITES                                   (PROFORMA)
                                                                            FUND       B.B. FUND      ADJUSTMENTS       COMBINED
                                                                        ------------ ------------- ---------------- ----------------
ASSETS:
    Investments, at value (cost $67,456,376 and
       $117,326,962, respectively) ...................................  $70,523,264  $165,143,920  (42,063,411)(b)  $   193,603,773
    Cash .............................................................      921,922     1,874,314                         2,796,236
    Receivable for Fund shares sold ..................................      818,505        14,028                           832,533
    Receivable for investments sold ..................................       52,331            --                            52,331
    Dividends and interest receivable ................................      165,221        61,996                           227,217
    Prepaid expenses .................................................       26,470        53,036                            79,506
                                                                        -----------  ------------                   ---------------
    TOTAL ASSETS .....................................................   72,507,713   167,147,294                       197,591,596
                                                                        -----------  ------------                   ---------------
LIABILITIES:
    Payable for collateral received on securities loaned .............           --    42,063,411  (42,063,411)(b)                0
    Payable to Custodian .............................................           --        27,137                            27,137
    Payable for investments purchased ................................    4,371,700            --                         4,371,700
    Payable for Fund shares redeemed .................................      305,300       383,774                           689,074
    Payable for investment advisory fees .............................       56,744            --                            56,744
    Payable for distribution fees ....................................       18,254        27,789                            46,043
    Payable for accounting fees ......................................        7,501        32,983                            40,484
    Payable for legal and audit fees .................................       37,005            --                            37,005
    Payable for shareholder communications expenses ..................       13,798            --                            13,798
    Payable for shareholder services fees ............................       12,730        22,975                            35,705
    Other accrued expenses ...........................................        9,452        28,930                            38,382
                                                                        -----------  ------------                   ---------------
    TOTAL LIABILITIES ................................................    4,832,484    42,586,999                         5,356,072
                                                                        -----------  ------------                   ---------------
    NET ASSETS .......................................................  $67,675,229  $124,560,295                   $   192,235,524
                                                                        ===========  ============                   ===============
NET ASSETS CONSIST OF:
    Paid-in capital, at $0.001 par value .............................  $63,178,669  $74,053,696                    $   137,232,365
    Accumulated net investment income/(loss) .........................       (1,210)     (879,447)                         (880,657)
    Accumulated net realized gain/(loss) on investments and
       foreign currency transactions .................................    1,430,487     3,569,088                         4,999,575
    Net unrealized appreciation/(depreciation) on investments ........    3,066,888    47,816,958                        50,883,846
    Net unrealized appreciation on foreign currency
       translations ..................................................          395           --                                395
                                                                        -----------  ------------                   ---------------
    NET ASSETS .......................................................  $67,675,229  $124,560,295                      $192,235,524
                                                                        ===========  ============                   ===============
SHARES OF BENEFICIAL INTEREST:
    CLASS AAA:
    Net assets .......................................................  $55,808,414  $124,560,295                   $   180,368,709
                                                                        ===========  ============                   ===============
    Shares of beneficial interest outstanding; unlimited
       number of shares authorized ...................................    4,162,260    11,616,238   (2,328,184)(c)       13,450,314
                                                                        ===========  ============                   ===============
    NET ASSET VALUE, offering, and redemption price per share ........  $     13.41  $      10.72                   $         13.41
                                                                        ===========  ============                   ===============
    CLASS A:
    Net assets .......................................................  $ 6,133,856                                 $     6,133,856
                                                                        ===========                                 ===============
    Shares of beneficial interest outstanding; unlimited
      number of shares authorized ....................................      462,468                                         462,468
                                                                        ===========                                 ===============
    NET ASSET VALUE and redemption price per share ...................  $     13.26                                 $         13.26
                                                                        ===========                                 ===============
    Maximum offering price per share (NAV/.96, based on maximum
       sales charge of 4.00% of the offering price) ..................  $     13.82                                 $         13.82
                                                                        ===========                                 ===============
    CLASS B:
    Net assets .......................................................  $   169,230                                 $       169,230
                                                                        ===========                                 ===============
    Shares of beneficial interest outstanding; unlimited
       number of shares authorized ...................................       13,397                                          13,397
                                                                        ===========                                 ===============
    NET ASSET VALUE and offering price per share (a) .................  $     12.63                                 $         12.63
                                                                        ===========                                 ===============
    CLASS C:
    Net assets .......................................................  $ 4,671,186                                 $     4,671,186
                                                                        ===========                                 ===============
    Shares of beneficial interest outstanding; unlimited
       number of shares authorized ...................................      372,231                                         372,231
                                                                        ===========                                 ===============
    NET ASSET VALUE and offering price per share (a) .................  $     12.55                                 $         12.55
                                                                        ===========                                 ===============
    CLASS I:
    Net assets .......................................................  $   892,543                                 $       892,543
                                                                        ===========                                 ===============
    Shares of beneficial interest outstanding; unlimited
       number of shares authorized ...................................       66,405                                          66,405
                                                                        ===========                                 ===============
    NET ASSET VALUE, offering, and redemption price per share ........  $     13.44                                 $         13.44
                                                                        ===========                                 ===============
(a) Redemption price varies based on the length of time held.
(b) This adjustment reflects the elimination of the B.B. Fund's securities lending program.
(c) This adjustment reflects the decrease in the number of Shares of the Mighty Mites Fund to be issued to B.B. Fund
    shareholders as a result of the difference between the
    NAV of the B.B. Fund and the Mighty Mites Fund.

      See accompanying Notes to Pro Forma Financial Statements (Unaudited).

Statements of Operations for the Twelve Months Ended September 30, 2008 (Unaudited)


                                                                                                                         MIGHTY
                                                                                                                         MITES
                                                                        MIGHTY MITES                                   (PROFORMA)
                                                                            FUND       B.B. FUND      ADJUSTMENTS       COMBINED
                                                                        ------------ ------------- ---------------- ----------------
INVESTMENT INCOME:
    Dividends (net of foreign taxes of $4,108 and $0,
       respectively) .................................................  $   652,521  $    673,719                   $     1,326,240
    Interest .........................................................      362,081          (338)                          361,743
    Interest from securities loaned ..................................           --       474,900     (474,900)(a)                0
                                                                        -----------  ------------   ----------      ---------------
    TOTAL INVESTMENT INCOME ..........................................    1,014,602     1,148,281     (474,900)(a)        1,687,983
                                                                        -----------  ------------   ----------      ---------------
EXPENSES:
    Investment advisory fees .........................................      597,093     1,861,776                         2,458,869
    Distribution fees -- Class AAA ...................................      126,255       465,443                           591,698
    Distribution fees -- Class A .....................................       24,938            --                            24,938
    Distribution fees -- Class B .....................................        2,839            --                             2,839
    Distribution fees -- Class C .....................................       34,698            --                            34,698
    Administration fees ..............................................            0        98,421      (98,421)(b)                0
    Accounting fees ..................................................       45,000       108,502     (108,502)(b)           45,000
    Custodian fees ...................................................       28,626        18,696       (8,686)(c)           38,636
    Interest expense .................................................          264            --                               264
    Legal and audit fees .............................................       57,054       373,002     (315,000)(c)          115,056
    Registration expenses ............................................       35,577            --                            35,577
    Shareholder communications expenses ..............................       33,117       122,925      (61,463)(c)           94,580
    Shareholder services fees ........................................       63,882       110,994      (38,848)(c)          136,028
    Trustees' fees ...................................................       3,270        113,289     (107,000)(c)            9,559
    Miscellaneous expenses ...........................................       11,272       166,177     (100,000)(c)           77,449
                                                                        -----------  ------------   ----------      ---------------
    TOTAL EXPENSES ...................................................    1,063,885     3,439,225     (837,919)           3,665,191
                                                                        -----------  ------------   ----------      ---------------
    LESS:
       Expense reimbursements ........................................           --      (138,777)     138,777 (d)                0
       Custodian fee credits .........................................         (679)           --                              (679)
                                                                        -----------  ------------   ----------      ---------------
       TOTAL REIMBURSEMENTS AND CREDITS ..............................         (679)     (138,777)     138,777 (d)             (679)
                                                                        -----------  ------------                   ---------------
    NET EXPENSES .....................................................    1,063,206     3,300,448                         3,664,512
                                                                        -----------  ------------                   ---------------
    NET INVESTMENT INCOME/(LOSS) .....................................      (48,604)   (2,152,167)     224,242           (1,976,529)
                                                                        -----------  ------------                   ---------------
    NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
       INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain/(loss) on investments ..........................    1,926,273    17,095,102                        19,021,375
    Net realized loss on foreign currency transactions ...............       (1,153)            0                            (1,153)
                                                                        -----------  ------------                   ---------------
    Net realized gain/(loss) on investments and foreign
       currency transactions .........................................    1,925,120    17,095,102                        19,020,222
                                                                        -----------  ------------                   ---------------
    Net change in unrealized appreciation/(depreciation) on
       investments ...................................................  (10,388,184)  (62,795,157)                      (73,183,341)
    Net change in unrealized appreciation/(depreciation) on
       foreign currency translations .................................         (329)            0                              (329)
                                                                        -----------  ------------                   ---------------
    Net change in unrealized appreciation/(depreciation) on
       investments and foreign currency translations .................  (10,388,513)  (62,795,157)                      (73,183,670)
                                                                        -----------  ------------                   ---------------
    NET REALIZED AND UNREALIZED (LOSS)
       ON INVESTMENTS AND FOREIGN CURRENCY ...........................   (8,463,393)  (45,700,055)                      (54,163,448)
                                                                        -----------  ------------                   ---------------
    NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........  $(8,511,997) $(47,852,222)                  $   (56,001,200)
                                                                        ===========                                 ===============
(a) This adjustment reflects the elimination of the B.B. Fund's securities lending program. The Mighty Mites Fund does not presently intend to participate in securities lending.
(b) This adjustment reflects the elimination of certain B.B. Fund expenses that are not incurred by the Mighty Mites Fund.
(c) This adjustment reflects economies of scale to be realized upon consummation of the Reorganization.
(d) This adjustment reflects the amounts paid pursuant to the expense limitation agreement currently in place for the B.B.
    Fund. The Mighty Mites Fund is not subject to any such
    expense limitation arrangement.



      See accompanying Notes to Pro Forma Financial Statements (Unaudited).

Portfolio of Investments as of September 30, 2008 (Unaudited)

                                                MIGHTY MITES FUND               B.B. FUND              PROFORMA COMBINED
                                            ------------------------   -------------------------   -------------------------
COMMON STOCKS - 87.42%                        SHARES        VALUE        SHARES        VALUE         SHARES        VALUE
----------------------                      ----------   -----------   ----------   ------------   ----------   ------------
AEROSPACE - 1.11%
Ducommun, Inc.                                                             38,800   $    926,544       38,800   $    926,544
Herley Industries Inc.+                         45,500   $   778,050                                   45,500        778,050
Innovative Solutions & Support Inc.                500         2,730                                      500          2,730
Smith & Wesson Holding Corp.*                                             111,700        417,758      111,700        417,758
                                                         -----------                ------------                ------------
                                                             780,780                   1,344,302                   2,125,082
                                                         -----------                ------------                ------------
AGRICULTURE - 3.02%
J.G. Boswell Co.                                   225       157,500                                      225        157,500
Limoneira Co.                                      792       190,080                                      792        190,080
The Andersons, Inc.*                                                      155,000      5,459,100      155,000      5,459,100
                                                         -----------                ------------                ------------
                                                             347,580                   5,459,100                   5,806,680
                                                         -----------                ------------                ------------
AUTOMOTIVE: PARTS AND ACCESSORIES - 2.09%
Amerigon, Inc.*                                                           350,000      2,303,000      350,000      2,303,000
Amerityre Corp.+                                   400           408                                      400            408
Earl Scheib Inc.+                               52,000       114,660                                   52,000        114,660
Midas Inc.+                                     25,500       350,880                                   25,500        350,880
Proliance International Inc.+                   19,000        14,250                                   19,000         14,250
Puradyn Filter Technologies Inc.                 2,000           640                                    2,000            640
Standard Motor Products Inc.                   197,000     1,225,340                                  197,000      1,225,340
Strattec Security Corp.                            300         7,926                                      300          7,926
                                                         -----------                ------------                ------------
                                                           1,714,104                   2,303,000                   4,017,104
                                                         -----------                ------------                ------------
AUTOMOTIVE: DEALERS - 0.43%
America's Car-Mart, Inc.*                                                  44,700        830,973       44,700        830,973
                                                                                    ------------                ------------
AVIATION: PARTS AND SERVICES - 2.97%
Air Methods Corp.*                                                        170,000      4,812,700      170,000      4,812,700
Curtiss-Wright Corp.                               800        36,360                                      800         36,360
Kaman Corp.                                      6,200       176,576                                    6,200        176,576
The Fairchild Corp., Cl. A+                    265,410       690,066                                  265,410        690,066
                                                         -----------                ------------                ------------
                                                             903,002                   4,812,700                   5,715,702
                                                         -----------                ------------                ------------
BROADCASTING - 0.52%
Acme Communications Inc.+                       65,000        61,750                                   65,000         61,750
Beasley Broadcast Group Inc., Cl. A             24,500        41,405                                   24,500         41,405
Citadel Broadcasting Corp.+                     50,000        39,000                                   50,000         39,000
Crown Media Holdings Inc., Cl. A+               45,000       226,350                                   45,000        226,350
Equity Media Holdings Corp.+                    21,400        11,770                                   21,400         11,770
Fisher Communications Inc.                      14,000       551,600                                   14,000        551,600
Granite Broadcasting Corp.+                        924         6,468                                      924          6,468
Gray Television Inc.                            25,000        43,000                                   25,000         43,000
Salem Communications Corp., Cl. A+              16,000        20,000                                   16,000         20,000
Young Broadcasting Inc., Cl. A+                 45,000         2,363                                   45,000          2,363
                                                         -----------                                            ------------
                                                           1,003,706                                               1,003,706
                                                         -----------                                            ------------
BUILDING AND CONSTRUCTION - 2.68%
Huttig Building Products Inc.+                   4,000         8,360                                    4,000          8,360
Material Sciences Corp.+                         6,000        34,500                                    6,000         34,500
Matrix Service Co.                                                        258,700      4,941,170      258,700      4,941,170
The Monarch Cement Co.                           6,400       172,800                                    6,400        172,800
                                                         -----------                ------------                ------------
                                                             215,660                   4,941,170                   5,156,830
                                                         -----------                ------------                ------------
BUSINESS SERVICES - 13.55%
AMICAS Inc.+                                   250,000       600,000                                  250,000        600,000
ANC Rental Corp.+                               28,000             3                                   28,000              3
Ascent Media Corp., Cl. A+                      31,000       756,710                                   31,000        756,710
Chazak Value Corp.+ (a)                            103             0                                      103              0
CyberSource Corp.*                                                        400,000      6,444,000      400,000      6,444,000
Edgewater Technology Inc.+                      99,000       481,140                                   99,000        481,140
Healthcare Services Group, Inc.*                                          370,500      6,776,445      370,500      6,776,445
HMS Holdings Corp.*                                                       260,000      6,229,600      260,000      6,229,600
The Hackett Group, Inc.                                                    49,400        268,736       49,400        268,736
Multi-Color Corp.                                                         165,000      3,941,850      165,000      3,941,850
Nashua Corp.+                                   67,500       542,025                                   67,500        542,025
StarTek Inc.+                                      500         3,210                                      500          3,210
                                                         -----------                ------------                ------------
                                                           2,383,088                  23,660,631                  26,043,719
                                                         -----------                ------------                ------------
CABLE - 0.04%
Adelphia Communications Corp.,
   Cl. A+ (a)                                   90,000             0                                   90,000              0
Adelphia Communications Corp.,
   Cl. A, Escrow+ (a)                           90,000             0                                   90,000              0
Adelphia Recovery Trust+                        90,000           180                                   90,000            180
Outdoor Channel Holdings Inc.+                   7,800        68,640                                    7,800         68,640
                                                         -----------                                            ------------
                                                              68,820                                                  68,820
                                                         -----------                                            ------------

CLOSED-END BUSINESS DEVELOPMENT
   COMPANY - 0.21%
MVC Capital Inc.                                27,000       411,750                                   27,000        411,750
                                                         -----------                                            ------------

COMMUNICATIONS EQUIPMENT - 0.11%
Communications Systems Inc.                     16,200       172,368                                   16,200        172,368
Symmetricom Inc.+                                2,000         9,940                                    2,000          9,940
Technical Communications Corp.+                  4,000        21,800                                    4,000         21,800
ViewCast.com Inc.+                              40,000        14,400                                   40,000         14,400
                                                         -----------                                            ------------
                                                             218,508                                                 218,508
                                                         -----------                                            ------------
COMPUTER SOFTWARE AND SERVICES - 2.22%
Actuate Corp.                                                             790,000      2,765,000      790,000      2,765,000
Furmanite Corp.+                                18,000       186,120       65,000        672,100       83,000        858,220
Gemalto NV+                                      1,910        67,733                                    1,910         67,733
INX, Inc.                                                                  31,473        213,701       31,473        213,701
Mercury Computer Systems Inc.+                   2,000        17,800                                    2,000         17,800
Prosoft Learning Corp.+ (a)                        834             0                                      834              0
StorageNetworks, Inc., Escrow+ (a)             850,000        25,500                                  850,000         25,500
Tier Technologies Inc., Cl. B+                   5,000        37,150                                    5,000         37,150
Tyler Technologies Inc.+                         2,000        30,340                                    2,000         30,340
Versant Corp.                                                              12,500        242,000       12,500        242,000
VMetro ASA                                       2,000         3,932                                    2,000          3,932
                                                         -----------                ------------                ------------
                                                             368,575                   3,892,801                   4,261,376
                                                         -----------                ------------                ------------
CONSUMER PRODUCTS - 0.95%
Adams Golf Inc.+                                18,000        81,540                                   18,000         81,540
Advanced Battery Technologies*                                            221,000        713,830      221,000        713,830
Ducati Motor Holding SpA, ADR+                   1,000        23,050                                    1,000         23,050
Heelys Inc.+                                     4,000        17,920                                    4,000         17,920
Marine Products Corp.                            4,500        37,350                                    4,500         37,350
National Presto Industries Inc.                    300        22,350                                      300         22,350
Schiff Nutrition International Inc.+           136,400       931,612                                  136,400        931,612
Syratech Corp.+                                 41,530           831                                   41,530            831
                                                         -----------                ------------                ------------
                                                           1,114,653                     713,830                   1,828,483
                                                         -----------                ------------                ------------
CONSUMER SERVICES - 2.78%
Bowlin Travel Centers Inc.+                      7,000        11,550                                    7,000         11,550
Collectors Universe Inc.                         1,000         9,300                                    1,000          9,300
Key Technology, Inc.                                                      109,900      2,604,630      109,900      2,604,630
Standard Parking Corp.                                                    122,000      2,710,840      122,000      2,710,840
                                                         -----------                ------------                ------------
                                                              20,850                   5,315,470                   5,336,320
                                                         -----------                ------------                ------------
DIVERSIFIED INDUSTRIAL - 11.58%
Ampco-Pittsburgh Corp.                           6,500       168,350                                    6,500        168,350
Burnham Holdings Inc., Cl. A                       200         2,150                                      200          2,150
Ceradyne, Inc.*                                                            35,000      1,283,100       35,000      1,283,100
Dynamic Materials Corp.*                                                  140,000      3,249,400      140,000      3,249,400
Haulotte Group                                  25,000       310,419                                   25,000        310,419
Hawk Corp., Cl. A+                              54,700     1,101,111                                   54,700      1,101,111
Industrial Services of America, Inc.*                                      21,800        223,450       21,800        223,450
Katy Industries Inc.+                           93,000       134,850                                   93,000        134,850
K-Tron International, Inc.*                                                47,500      6,119,425       47,500      6,119,425
Landec Corp.                                                              113,500        929,565      113,500        929,565
Magnetek Inc.+                                  98,000       396,900                                   98,000        396,900
National Patent Development Corp.+              30,000        64,500                                   30,000         64,500
RWC Inc.+                                       10,000        17,500                                   10,000         17,500
Stamford Industrial Group Inc.+                431,000       603,400                                  431,000        603,400
Tech/Ops Sevcon Inc.                            40,000       172,000                                   40,000        172,000
The Middleby Corp.*                                                       120,000      6,517,200      120,000      6,517,200
UFP Technologies, Inc.                                                     78,000        531,180       78,000        531,180
WHX Corp.+                                     305,000       427,000                                  305,000        427,000
                                                         -----------                ------------                ------------
                                                           3,398,180                  18,853,320                  22,251,500
                                                         -----------                ------------                ------------
EDUCATIONAL SERVICES - 0.85%
Learning Tree International, Inc.                                         128,000      1,593,600      128,000      1,593,600
Universal Technical Institute Inc.+              2,200        37,532                                    2,200         37,532
                                                         -----------                ------------                ------------
                                                                                                                   1,631,132
                                                                                                                ------------
ELECTRONICS - 5.93%
Alliance Semiconductor Corp.                    50,000        37,500                                   50,000         37,500
Bel Fuse Inc., Cl. A                             4,000       110,000                                    4,000        110,000
BTU International Inc.+                          2,000        17,600                                    2,000         17,600
California Micro Devices Corp.+                 70,000       209,300                                   70,000        209,300
CTS Corp.                                       28,000       357,840                                   28,000        357,840
Digital Ally, Inc.*                                                        42,900        294,723       42,900        294,723
Diodes, Inc.*                                                             255,000      4,704,750      255,000      4,704,750
GSI Group Inc.+                                  2,000         7,060                                    2,000          7,060
GSI Technology, Inc.                                                      247,200        882,504      247,200        882,504
IntriCon Corp.+                                 70,000       275,800                                   70,000        275,800
Methode Electronics Inc.                         5,000        44,700                                    5,000         44,700
Pericom Semiconductor Corp.                                               195,100      2,048,550      195,100      2,048,550
Photon Dynamics, Inc.                                                     109,700      1,683,895      109,700      1,683,895
Schmitt Industries Inc.+                         1,000         6,325                                    1,000          6,325
SIRIT Inc.+                                     20,000         3,289                                   20,000          3,289
Stoneridge Inc.+                                18,000       202,500                                   18,000        202,500
Tower Semiconductor Ltd.                                                  155,200         82,101      155,200         82,101
Trimble Navigation Ltd.+                           178         4,603                                      178          4,603

Ultra Clean Holdings Inc.+                       2,000        10,080                                    2,000         10,080
Ultralife Corp.+                                 5,000        38,750                                    5,000         38,750
Video Display Corp.                                                        40,200        342,504       40,200        342,504
Zoran Corp.+                                     3,500        28,560                                    3,500         28,560
                                                         -----------                ------------                ------------
                                                           1,353,907                  10,039,027                  11,392,934
                                                         -----------                ------------                ------------
ENERGY AND UTILITIES: ELECTRIC - 0.49%
Great Plains Energy Inc.                         2,140        47,551                                    2,140         47,551
Maine & Maritimes Corp.+                        11,000       362,450        7,600        250,420       18,600        612,870
Unitil Corp.                                    11,050       288,294                                   11,050        288,294
                                                         -----------                ------------                ------------
                                                             698,295                     250,420                     948,715
                                                         -----------                ------------                ------------
ENERGY AND UTILITIES:
   INTEGRATED - 0.56%
Florida Public Utilities Co.                    49,950       644,355                                   49,950        644,355
MGE Energy Inc.                                  6,000       213,300                                    6,000        213,300
Pardee Resources Co. Inc.                          801       182,227                                      801        182,227
Progress Energy Inc., CVO+ (a)                  95,200        31,416                                   95,200         31,416
ProSep Inc.+                                    10,000         2,819                                   10,000          2,819
                                                         -----------                                            ------------
                                                           1,074,117                                               1,074,117
                                                         -----------                                            ------------
ENERGY AND UTILITIES: NATURAL
   GAS - 1.19%
Chesapeake Utilities Corp.                       7,400       245,754                                    7,400        245,754
Corning Natural Gas Corp.+                      31,000       499,100                                   31,000        499,100
EnergySouth Inc.                                 8,900       546,727                                    8,900        546,727
Evergreen Energy Inc.+                           3,000         2,820                                    3,000          2,820
PetroCorp Escrow Shares+ (a)                    31,200         1,872                                   31,200          1,872
RGC Resources Inc.                              16,500       466,785                                   16,500        466,785
The Meridian Resource Corp.                                               261,500        481,160      261,500        481,160
U.S. Energy Corp.+                              20,300        52,577                                   20,300         52,577
                                                         -----------                ------------                ------------
                                                           1,815,635                     481,160                   2,296,795
                                                         -----------                ------------                ------------
ENERGY AND UTILITIES: SERVICES - 1.13%
Acergy SA, ADR                                   9,500        95,570                                    9,500         95,570
Boots & Coots International Well
   Control, Inc.                                                          534,400      1,031,392      534,400      1,031,392
Covanta Holding Corp.+                             950        22,743                                      950         22,743
Mitcham Industries, Inc.                                                   46,090        465,048       46,090        465,048
RPC Inc.                                        40,000       562,400                                   40,000        562,400
                                                         -----------                ------------                ------------
                                                             680,713                   1,496,440                   2,177,153
                                                         -----------                ------------                ------------
ENERGY AND UTILITIES: WATER - 2.59%
Artesian Resources Cl. A                         4,500        76,185                                    4,500         76,185
California Water Service Group                   2,500        96,250                                    2,500         96,250
Consolidated Water Co. Ltd.                      4,000        68,080                                    4,000         68,080
Fuel Tech, Inc.*                                                          230,000      4,160,700      230,000      4,160,700
Middlesex Water Co.                              5,700        99,579                                    5,700         99,579
Pennichuck Corp.                                10,000       230,000                                   10,000        230,000
SJW Corp.                                        8,000       239,760                                    8,000        239,760
                                                         -----------                ------------                ------------
                                                             809,854                   4,160,700                   4,970,554
                                                         -----------                ------------                ------------
ENTERTAINMENT - 0.42%
Canterbury Park Holding Corp.                   13,500       118,125                                   13,500        118,125
Chestnut Hill Ventures+ (a)                      1,802        50,733                                    1,802         50,733
Dover Motorsports Inc.                          34,000       185,300                                   34,000        185,300
Jetix Europe NV+                                20,500       460,026                                   20,500        460,026
LodgeNet Entertainment Corp.+                      800         1,624                                      800          1,624
Triple Crown Media Inc.+                        40,000           680                                   40,000            680
                                                         -----------                                            ------------
                                                             816,488                                                 816,488
                                                         -----------                                            ------------
ENVIRONMENTAL CONTROL - 2.41%
BioteQ Environmental Technologies Inc.+         10,000        20,672                                   10,000         20,672
Sharps Compliance Corp.+                           500         1,400                                      500          1,400
Sims Group Ltd, ADR                                                     2,000,000      4,620,000    2,000,000      4,620,000
                                                         -----------                ------------                ------------
                                                              22,072                   4,620,000                   4,642,072
                                                         -----------                ------------                ------------
EQUIPMENT AND SUPPLIES - 2.10%
Baldwin Technology Co. Inc., Cl. A+            130,800       334,848                                  130,800        334,848
Capstone Turbine Corp.+                         15,000        19,350                                   15,000         19,350
Cherokee International Corp.+                   20,000        57,000                                   20,000         57,000
Core Molding Technologies Inc.+                 17,000       102,000                                   17,000        102,000
Fedders Corp.+ (a)                               6,100             0                                    6,100              0
Genoil Inc.+                                     1,000           160                                    1,000            160
Gerber Scientific Inc.+                         10,000        91,400                                   10,000         91,400
Gildemeister AG                                  8,500       141,800                                    8,500        141,800
GrafTech International Ltd.+                     4,000        60,440                                    4,000         60,440
L.S. Starrett Co., Cl. A                        21,000       387,030        5,000         92,150       26,000        479,180
Maezawa Kyuso Industries Co. Ltd.               20,000       281,134                                   20,000        281,134
Met-Pro Corp.                                   14,000       204,260                                   14,000        204,260
Mine Safety Appliances Co.                       9,000       343,080                                    9,000        343,080
SL Industries Inc.+                             17,600       233,200                                   17,600        233,200
SRS Labs Inc.+                                   1,000         5,510                                    1,000          5,510
The Eastern Co.                                  5,000        67,500                                    5,000         67,500
TransAct Technologies Inc.+                    150,000     1,194,000       37,400        297,704      187,400      1,491,704
Vicor Corp.                                      9,000        79,920                                    9,000         79,920
WaterFurnace Renewable Energy Inc.               1,000        24,825                                    1,000         24,825
Watts Water Technologies, Inc., Cl. A              500        13,675                                      500         13,675
                                                         -----------                ------------                ------------

                                                           3,641,132                     389,854                   4,030,986
                                                         -----------                ------------                ------------

FINANCIAL SERVICES - 3.10%
Bank of Florida Corp.+                           2,400        19,776                                    2,400         19,776
Berkshire Bancorp Inc.                          16,100       160,678                                   16,100        160,678
Burke & Herbert Bank and Trust Co.                  75       111,000                                       75        111,000
Crazy Woman Creek Bancorp Inc.                  27,500       579,563                                   27,500        579,563
Epoch Holding Corp.                            179,000     1,888,450                                  179,000      1,888,450
Farmers & Merchants Bank of Long Beach              14        62,300                                       14         62,300
Fidelity Southern Corp.                          6,000        25,920                                    6,000         25,920
Flushing Financial Corp.                        30,300       530,250                                   30,300        530,250
Gateway Financial Holdings Inc.                  7,400        39,590                                    7,400         39,590
Guaranty Corp., Cl. A+                              10       161,250                                       10        161,250
Integrity Mutual Funds Inc.+                    40,000        14,000                                   40,000         14,000
Nara Bancorp Inc.                                7,000        78,400                                    7,000         78,400
New York Community Bancorp Inc.                 11,055       185,613                                   11,055        185,613
Northrim BanCorp Inc.                            5,697        93,431                                    5,697         93,431
Oritani Financial Corp.+                         7,400       124,690                                    7,400        124,690
Parish National Corp. (a)                        6,500       900,250                                    6,500        900,250
Patriot National Bancorp Inc.                    9,167       107,712                                    9,167        107,712
Provident New York Bancorp                       5,000        66,100                                    5,000         66,100
Seacoast Banking Corp. of Florida                6,000        64,380                                    6,000         64,380
Sunwest Bank+                                      116       208,800                                      116        208,800
SWS Group Inc.                                  19,000       383,040                                   19,000        383,040
TIB Financial Corp.                              1,020         5,743                                    1,020          5,743
Tree.com Inc.+                                  10,000        48,200                                   10,000         48,200
Wilshire Bancorp Inc.                            9,000       109,530                                    9,000        109,530
                                                         -----------                                            ------------
                                                           5,968,666                                               5,968,666
                                                         -----------                                            ------------
FOOD AND BEVERAGE - 0.53%
Andrew Peller Ltd., Cl. A                        1,000         8,569                                    1,000          8,569
Boston Beer Co. Inc., Cl. A+                     2,500       118,725                                    2,500        118,725
Genesee Corp., Cl. A+ (a)                        4,000             0                                    4,000              0
Genesee Corp., Cl. B+ (a)                       30,100             0                                   30,100              0
Hanover Foods Corp., Cl. A+                      1,100       102,025                                    1,100        102,025
J & J Snack Foods Corp.                          2,000        67,820                                    2,000         67,820
Lifeway Foods Inc.+                             45,000       526,500                                   45,000        526,500
MGP Ingredients Inc.                            14,000        39,760                                   14,000         39,760
Rock Field Co. Ltd.                              7,000        87,405                                    7,000         87,405
Scheid Vineyards Inc., Cl. A+                      900        28,575                                      900         28,575
The Inventure Group Inc.+                        1,000         1,700                                    1,000          1,700
Willamette Valley Vineyards Inc.+                6,400        30,016                                    6,400         30,016
                                                         -----------                                            ------------
                                                           1,011,095                                               1,011,095
                                                         -----------                                            ------------
HEALTH CARE - 9.78%
AFP Imaging Corp.+                              18,000         3,420                                   18,000          3,420
Allion Healthcare, Inc.                                                    63,700        379,015       63,700        379,015
Alpharma Inc., Cl. A+                            2,000        73,780                                    2,000         73,780
Bio-Imaging Technologies, Inc.                                             33,000        254,760       33,000        254,760
BioLase Technology Inc.+                        59,000       111,510                                   59,000        111,510
Boiron SA                                       10,000       263,680                                   10,000        263,680
Bruker Corp.+                                    1,000        13,330                                    1,000         13,330
Cepheid Inc.+                                    6,000        82,980                                    6,000         82,980
Continucare Corp.+                             110,000       293,700                                  110,000        293,700
CPEX Pharmaceuticals Inc.+                         100         1,875                                      100          1,875
CryoLife, Inc.                                                             49,900        654,688       49,900        654,688
Del Global Technologies Corp.+                  96,000       124,800                                   96,000        124,800
DexCom Inc.+                                     5,000        30,950                                    5,000         30,950
Elite Pharmaceuticals Inc., Cl. A+               1,000           170                                    1,000            170
Exactech Inc.+                                   7,000       155,680                                    7,000        155,680
Heska Corp.+                                    24,000        15,600                                   24,000         15,600
I-Flow Corp.+                                   24,000       223,440                                   24,000        223,440
ICU Medical Inc.+                                4,000       121,640                                    4,000        121,640
Inverness Medical Innovations Inc.+              5,000       150,000                                    5,000        150,000
Langer Inc.+                                    10,000         9,000                                   10,000          9,000
Life Partners Holdings, Inc.*                                              85,495      3,075,255       85,495      3,075,255
Matrixx Initiatives Inc.+                       40,000       719,600                                   40,000        719,600
Mesa Laboratories, Inc.                                                    48,400      1,028,500       48,400      1,028,500
Micrus Endovascular Corp.+                      20,000       279,000                                   20,000        279,000
Monogram Biosciences Inc.+                      10,000         7,600                                   10,000          7,600
Neogen Corp.+                                   21,000       591,780       89,250      2,515,065      110,250      3,106,845
NMT Medical Inc.+                                2,500         7,800                                    2,500          7,800
Opko Health Inc.+                                7,000        12,250                                    7,000         12,250
Orthofix International NV+                       2,000        37,260                                    2,000         37,260
Pain Therapeutics Inc.+                         10,000        97,700                                   10,000         97,700
PreMD Inc.+                                     10,000           460                                   10,000            460
Quidel Corp.+                                   20,000       328,200                                   20,000        328,200
RTI Biologics Inc.+*                            37,415       349,830      284,260      2,657,831      321,675      3,007,661
Sirona Dental Systems Inc.+                        200         4,656                                      200          4,656
Sonic Innovations Inc.+                         87,000       220,980                                   87,000        220,980
Syneron Medical Ltd.+                           15,000       213,750                                   15,000        213,750
Synovis Live Technologies, Inc.                                           132,000      2,484,240      132,000      2,484,240
ThermoGenesis Corp.+                             1,000         1,250                                    1,000          1,250
United-Guardian Inc.                            16,000       168,800                                   16,000        168,800
U.S. Physical Therapy, Inc.                                                56,000        972,160       56,000        972,160

Young Innovations Inc.                           3,000        60,540                                    3,000         60,540
                                                         -----------                ------------                ------------
                                                           4,777,011                  14,021,514                  18,798,525
                                                         -----------                ------------                ------------
HOTELS AND GAMING - 0.40%
Dover Downs Gaming & Entertainment Inc.          4,000        31,120                                    4,000         31,120
Florida Gaming Corp.+                            2,000         8,000                                    2,000          8,000
Multimedia Games Inc.+                           8,500        36,805                                    8,500         36,805
Sonesta International Hotels Corp., Cl. A       33,000       686,400                                   33,000        686,400
                                                         -----------                                            ------------
                                                             762,325                                                 762,325
                                                         -----------                                            ------------
INSURANCE - 3.07%
American Physicans Capital Inc.                                           139,513      5,905,585      139,513      5,905,585
                                                                                    ------------                ------------
MACHINERY - 0.89%
Alamo Group, Inc.                                                          21,100        359,755       21,100        359,755
Gehl Co.+                                       45,000     1,324,350                                   45,000      1,324,350
TurboChef Technologies Inc.+                     5,000        30,750                                    5,000         30,750
                                                         -----------                ------------                ------------
                                                           1,355,100                     359,755                   1,714,855
                                                         -----------                ------------                ------------
MANUFACTURED HOUSING AND RECREATIONAL
   VEHICLES - 0.49%
Cavalier Homes Inc.+                           100,000       168,000                                  100,000        168,000
Cavco Industries Inc.+                           8,800       318,120                                    8,800        318,120
Coachmen Industries Inc.+                       15,000        24,750                                   15,000         24,750
Nobility Homes Inc.                              9,000       145,800                                    9,000        145,800
Palm Harbor Homes Inc.+                         15,000       148,650                                   15,000        148,650
Skyline Corp.                                    5,000       132,150                                    5,000        132,150
                                                         -----------                                            ------------
                                                             937,470                                                 937,470
                                                         -----------                                            ------------
METALS AND MINING - 0.00%
Uranium Resources Inc.+                          4,000         6,760                                    4,000          6,760
                                                         -----------                                            ------------
PAPER AND FOREST PRODUCTS - 0.07%
Keweenaw Land Association Ltd.                     700       143,500                                      700        143,500
                                                         -----------                                            ------------
PUBLISHING - 0.16%
Journal Communications Inc., Cl. A              54,000       263,520                                   54,000        263,520
PRIMEDIA Inc.                                   11,000        26,730                                   11,000         26,730
The E.W. Scripps Co., Cl. A                      3,333        23,564                                    3,333         23,564
                                                         -----------                                            ------------
                                                             313,814                                                 313,814
                                                         -----------                                            ------------
REAL ESTATE - 0.58%
Bresler & Reiner Inc.                            7,300       125,925                                    7,300        125,925
Capital Properties Inc., Cl. A                   6,000       138,600                                    6,000        138,600
Griffin Land & Nurseries Inc.                   11,200       415,296                                   11,200        415,296
Gyrodyne Co. of America Inc.+                    3,000       114,270                                    3,000        114,270
Holobeam Inc.+                                   1,000        25,655                                    1,000         25,655
Reading International Inc., Cl. A+              20,000       137,700                                   20,000        137,700
Reading International Inc., Cl. B+              19,000       150,100                                   19,000        150,100
Royalty LLC+ (a)(b)                              2,508         3,985                                    2,508          3,985
                                                         -----------                                            ------------
                                                           1,111,531                                               1,111,531
                                                         -----------                                            ------------
RESTAURANTS - 0.27%
Nathan's Famous Inc.+                           26,600       423,206                                   26,600        423,206
The Steak n Shake Co.+                          10,000        86,800                                   10,000         86,800
                                                         -----------                                            ------------
                                                             510,006                                                 510,006
                                                         -----------                                            ------------
RETAIL - 0.11%
CoolBrands International Inc.+                  40,000        25,934                                   40,000         25,934
Movado Group Inc.                                4,000        89,400                                    4,000         89,400
Village Super Market Inc., Cl. A                 2,000        95,340                                    2,000         95,340
                                                         -----------                                            ------------
                                                             210,674                                                 210,674
                                                         -----------                                            ------------
SPECIALTY CHEMICALS - 1.57%
General Chemical Group Inc.+                   267,226         4,676                                  267,226          4,676
Hawkins Inc.                                    32,000       560,640                                   32,000        560,640
KMG Chemicals Inc.                               1,000         6,980                                    1,000          6,980
Omnova Solutions Inc.+                          55,000       109,450                                   55,000        109,450
Quaker Chemical Corp.                                                      38,700      1,101,402       38,700      1,101,402
Zep Inc.                                        70,000     1,234,800                                   70,000      1,234,800
                                                         -----------                ------------                ------------
                                                           1,916,546                   1,101,402                   3,017,948
                                                         -----------                ------------                ------------
TECHNOLOGY - 2.94%
Ebix, Inc.*                                                                29,541      2,775,673       29,541      2,775,673
TheStreet.com, Inc.*                                                      480,000      2,875,200      480,000      2,875,200
                                                                                    ------------                ------------
                                                                                       5,650,873                   5,650,873
                                                                                    ------------                ------------
TELECOMMUNICATIONS - 0.98%
Ambient Corp.+                                   1,000            29                                    1,000             29
Applied Signal Technology Inc.                   1,000        17,380                                    1,000         17,380
Consolidated Communications Holdings Inc.          175         2,639                                      175          2,639
D&E Communications Inc.                         29,000       218,950                                   29,000        218,950
Electronic Systems Technology Inc.               2,000           950                                    2,000            950
Globecomm Systems, Inc.                                                    23,400        204,516       23,400        204,516

HickoryTech Corp.                               48,000       278,880                                   48,000        278,880
Horizon Telecom Inc., Cl. A                         80        10,960                                       80         10,960
Horizon Telecom Inc., Cl. B                        350        41,134                                      350         41,134
Lexcom Inc., Cl. B, Non-Voting+                  1,400       118,055                                    1,400        118,055
New Ulm Telecom Inc. (a)                        36,200       331,230                                   36,200        331,230
PNV Inc.+                                       10,000            18                                   10,000             18
Preformed Line Products Co.                      2,500       145,850                                    2,500        145,850
Shenandoah Telecommunications Co.               18,000       397,260                                   18,000        397,260
Sycamore Networks Inc.+                         33,000       106,590                                   33,000        106,590
Telecorp Escrow Shares (a)                         152             0                                      152              0
Virgin Media Inc.                                2,305        18,210                                    2,305         18,210
                                                         -----------                ------------                ------------
                                                           1,688,135                     204,516                   1,892,651
                                                         -----------                ------------                ------------
TRANSPORTATION - 0.54%
L.B. Foster Co., Class A.*                                                 22,300        678,366       22,300        678,366
Providence and Worcester Railroad Co.           21,100       358,700                                   21,100        358,700
Trailer Bridge Inc.+                               400         2,204                                      400          2,204
                                                         -----------                ------------                ------------
                                                             360,904                     678,366                   1,039,270
                                                         -----------                ------------                ------------
TOTAL COMMON STOCKS                                       44,972,538                 123,080,509                 168,053,047
                                                         -----------                ------------                ------------
OTHER SECURITIES (SECURITY LENDING
   COLLATERAL) - 21.88% (d)
Brown Brothers Harriman Sec.
   Lending Inv. Fund                                                   42,063,411     42,063,411
                                                                                    ------------                ------------
PREFERRED STOCKS - 0.14%
AUTOMOTIVE: PARTS AND ACCESSORIES
Jungheinrich AG Pfd.                            15,000       259,527                                   15,000        259,527
                                                         -----------                                            ------------
CONVERTIBLE PREFERRED STOCKS - 0.02%
BUSINESS SERVICES
Interep National Radio Sales Inc., 4.000%
Cv. Pfd. Ser. A (a)(b)(c)+                         150             0                                      150              0
                                                         -----------                                            ------------
FOOD AND BEVERAGE
Seneca Foods Corp., Cv. Pfd., Ser. 2003+         2,400        47,112                                    2,400         47,112
                                                         -----------                                            ------------
TOTAL CONVERTIBLE PREFERRED STOCKS                            47,112                                                  47,112
                                                         -----------                                            ------------
WARRANTS - 0.02%
BROADCASTING
Granite Broadcasting Corp., Ser. A,
   expire 06/04/12+                                 63             7                                       63              7
Granite Broadcasting Corp., Ser. B,
   expire 06/04/12+                                 63            16                                       63             16
                                                         -----------                                            ------------
                                                                  23                                                      23
                                                         -----------                                            ------------
BUSINESS SERVICES
Avalon Digital Marketing Systems Inc.
   expire 11/11/11+ (a)(b)                       1,666             0                                    1,666              0
                                                         -----------                               ----------   ------------
ENERGY AND UTILITIES: ELECTRIC
British Energy Group plc, expire
   01/17/10+                                     1,680        19,190                                    1,680         19,190
Corning Natural Gas Corp., expire
   08/17/11+                                    15,000        23,250                                   15,000         23,250
                                                         -----------                                            ------------
                                                              42,440                                                  42,440
                                                         -----------                                            ------------
TOTAL WARRANTS                                                42,463                                                  42,463
                                                         -----------                                            ------------
U.S. GOVERNMENT OBLIGATIONS - 13.11%
U.S. TREASURY BILLS
U.S. Treasury Bills, 0.284% to
   1.924%++, 10/02/08 to 01/29/09           16,064,000    16,048,595                               16,064,000     16,048,595
                                                         -----------                                            ------------
U.S. TREASURY NOTES
4.500%, 04/30/09                             3,070,000     3,120,609                                3,070,000      3,120,609
4.750%, 12/31/08                             5,975,000     6,032,420                                5,975,000      6,032,420
                                                           9,153,029                                               9,153,029
                                                         -----------                                            ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                         25,201,624                                              25,201,624
                                                         -----------                                            ------------
TOTAL INVESTMENTS - 122.59%                               70,523,264                 165,143,920                 193,603,773
                                                         -----------                ------------                ------------
Other Assets and Liabilities
   (Net) - (22.59%) (d)                                   (2,848,035)                (40,583,625)                 (1,368,249)
NET ASSETS - 100%                                        $67,675,229                 124,560,295                $192,235,524
                                                         ===========                ============                ============

(a) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2008, the market value of fair valued securities amounted to $1,345,002 or 1.99% of net assets.

(b) At September 30, 2008, the Fund held investments in restricted and illiquid securities amounting to $3,985 or 0.01% of net assets, which were valued under methods approved by the Board of Trustees, as follows:

                                                                                       9/30/2008
                                                                                        Carrying
Acquisition                                                Acquisition   Acquisition   Value Per
   Shares                       Issuer                         Date          Cost         Unit
-----------   ------------------------------------------   -----------   -----------   ---------
  1,666       Avalon Digital Marketing Systems Inc.,
                 Warrants expire 11/11/11                    04/03/00           --      $  0.00
    150       Interep National Radio Sales Inc., 4.000%,
                 Cv. Pfd., Ser. A                            05/03/02      $13,849            0
  2,508       Royalty LLC                                    09/09/03           --       1.5889



(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the market value of the Rule 144A security amounted to $0 or 0.00% of net assets.

(d) Pro Forma Adjustment reflecting the elimination of the B.B. Fund's securities lending program.

+    Non-income producing security.

*    A portion or all of this security was out on loan as of September 30, 2008.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

CVO  Contingent Value Obligation



      See accompanying Notes to Pro Forma Financial Statements (Unaudited).

     Notes to Pro forma Financial Statements September 30, 2008 (unaudited)

1. BASIS OF COMBINATION

The Proforma Statement of Combined Assets and Liabilities, including the Schedule of Investments as of September 30, 2008 and the related Statement of Combined Operations for the twelve months ended September 30, 2008 ("Proforma Statements") reflect the accounts of GAMCO Westwood Mighty Mites(SM) Fund ("Mighty Mites Fund"), a multiclass series of The GAMCO Westwood Funds and the B.B. Micro-Cap Fund (the "B.B. Fund"), a series of The B.B. Funds. The Proforma Statement of Combined Assets and Liabilities has been restated to reflect a tax free exchange of B.B. Fund shares for Mighty Mites Fund's no-load Class AAA Shares as of the close of business on September 30, 2008 and to give effect to the proposed transfer of all assets and liabilities of the B.B. Fund in exchange for Class AAA Shares of the Mighty Mites Fund. The Mighty Mites Fund is the surviving fund.

The Mighty Mites Fund's adviser, Teton Advisors, Inc. ("Teton"), will pay all the costs of the Special Meeting associated with the reorganization, including legal, proxy and solicitation expenses.

The Proforma Statements should be read in conjunction with the historical financial statements of the Mighty Mites Fund and the B.B. Fund included in their respective Statements of Additional Information.

2. SECURITY VALUATION

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.

3. CAPITAL SHARES

The Pro Forma Combined net asset value per share assumes the issuance of additional shares of the Mighty Mites Fund which would have been issued at September 30, 2008, in connection with the proposed reorganization. The amount of additional Class AAA Shares assumed to be issued was calculated based on the September 30, 2008, net asset value per share of the Mighty Mites Fund ($13.41).

     The Pro Forma number of shares outstanding are determined as follows:

Class AAA Shares of the Mighty Mites Fund                     4,162,260
Additional Class AAA Shares to be issued to the B.B. Fund:    9,288,054
Pro Forma Shares Outstanding:                                13,450,314

     The Pro Forma Statements assume that all shares of the B.B. Fund outstanding on September 30, 2008, were exchanged, tax free, for Class AAA Shares of the Mighty Mites Fund.

4. PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the Mighty Mites Fund, the surviving entity. Certain accounts have been adjusted to reflect the expense of the combined entity more closely. Pro Forma operating expenses include the expenses of the Mighty Mites Fund and the B.B. Fund combined, adjusted for certain items which are factually supportable. All fees other than trustee fees and expenses have been charged to the combined entity based upon the contracts in effect for the Mighty Mites Fund at the level of assets of the combined fund for the stated period.


5. PROVISION FOR INCOME TAXES

The Mighty Mites Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Mighty Mites Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund's net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

    B.B MICRO-CAP                          B.B MICRO-CAP GROWTH FUND, A SERIES
    GROWTH FUND                            OF THE B.B. FUNDS
                                           PROXY FOR SPECIAL MEETING OF
                                           SHAREHOLDERS - MARCH 16, 2009


The undersigned shareholder of the B.B. Micro-Cap Growth Fund (the "B.B. Fund"), a series of The B.B. Funds (the "B.B. Trust"), revoking previous proxies, hereby appoints Bruce N. Alpert and Agnes Mullady, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the B.B. Fund to be held on March 16, 2009, at the offices of the B.B. Trust, One Corporate Center, Rye, New York, 10580, at 10:00 a.m., Eastern Standard Time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on reverse side. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment.



                                           PLEASE MARK YOUR PROXY, DATE AND SIGN
      Shareholder registration             IT BELOW AND RETURN IT PROMPTLY IN
      is printed here.                     THE ACCOMPANYING ENVELOPE WHICH
                                           REQUIRES NO POSTAGE IF MAILED IN THE
                                           UNITED STATES.

                                           THIS PROXY IS VALID ONLY WHEN SIGNED
                                           AND DATED



--------------------------------------------------------------------------------
            PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

                           B.B. MICRO-CAP GROWTH FUND

           Proxy for Special Meeting of Shareholders - March 16, 2009


VOTE BY PHONE OR MAIL

CALL:    To  vote  your   proxy  by        PLEASE SIGN EXACTLY AS YOUR NAME(S)
         phone, call 1-XXX-XXX-XXXX        APPEAR HEREON. When signing as
         and  provide  the  control        attorney, executor, administrator,
         number    found   on   the        trustee, guardian, etc., please give
         reverse side of this proxy        your full title as such. Joint owners
         card.  Representatives are        should each sign this proxy. If the
         available  to  assist  you        account is registered in the name of
         Monday - Friday 9 a.m.  to        a corporation, partnership or other
         10  p.m.   Eastern   Time.        entity, a duly authorized individual
                                           must sign on its behalf and give
MAIL:    To vote your proxy by mail        title.
         check   the    appropriate
         voting box on the  reverse
         side of this  proxy  card,        -------------------------------------
         sign and date the card and        Shareholder sign here
         return it in the  enclosed
         postage-paid envelope.            -------------------------------------
                                           Joint owner sign here

                                           -------------------------------------
                                           Date:




       IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S
                               VOTE IS IMPORTANT.

B.B. MICRO-CAP GROWTH FUND                      CONTROL NUMBER



                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.



                Please remember to SIGN AND DATE THE REVERSE SIDE
                          before mailing in your vote.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE B.B. TRUST. THE BOARD OF TRUSTEES OF THE B.B. TRUST RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.


AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY APPROVED THE PROPOSAL LISTED BELOW AND RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.



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            PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH


   TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]


PROPOSAL 1. To approve a proposed Agreement and      FOR     AGAINST   ABSTAIN
Plan of Reorganization and Liquidation between
the B.B. Micro-Cap Growth Fund (the "B.B.            ---       ---       ---
Fund"), a series of The B.B. Funds and the GAMCO Westwood Mighty MitesSM Fund (the "Mighty
Mites Fund"), a series of the GAMCO Westwood
Funds, which contemplates the transfer to the Mighty Mites Fund of all the assets and known and disclosed liabilities of the B.B. Fund in exchange for Class AAA Shares of the Mighty
Mites Fund and the distribution of such shares to the shareholders of the B.B. Fund, the liquidation and dissolution of the B.B. Fund, and the termination of the B.B. Fund's registration under the Investment Company Act of 1940, as amended.



   (BARCODE HERE)               (TAGID HERE)            (CUSIP HERE)